                                                                    EXHIBIT 10.6


                  TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM

                          DEFINED BENEFIT PENSION PLAN

                                   EXHIBIT A



                              AMENDED AND RESTATED
                           EFFECTIVE JANUARY 1, 1989

                   CONFORMED TO INCLUDE THE SPECIAL AMENDMENT

                  TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM

                                   EXHIBIT A

                               TABLE OF CONTENTS
                               -----------------

                                                                     PAGE NO.
                                                                     --------

STATEMENT OF PURPOSE AND PRINCIPLE

ARTICLE I                DEFINITIONS                                    I-1

   Section 1.01          Accrued Retirement Benefit                     I-1
   Section 1.02          Act                                            I-1
   Section 1.03          Adoption Agreement                             I-1
   Section 1.04          Affiliated Employer                            I-2
   Section 1.05          Anniversary Date                               I-3
   Section 1.06          Authorized Leave of Absence                    I-3
   Section 1.07          Base Benefit Percentage                        I-3
   Section 1.08          Beneficiary                                    I-3
   Section 1.09          Code                                           I-3
   Section 1.10          Considered Compensation                        I-3
   Section 1.11          Covered Compensation                           I-6
   Section 1.12          Death Benefit Reserve Account                  I-6
   Section 1.13          Declaration of Trust                           I-6
   Section 1.14          Early Retirement Date                          I-6
   Section 1.15          Effective Date                                 I-6
   Section 1.16          Eligible Employee                              I-7
   Section 1.17          Employee                                       I-7
   Section 1.18          Employer                                       I-8
   Section 1.19          Entry Date                                     I-8
   Section 1.20          Excess Benefit Percentage                      I-8
   Section 1.21          Family Member                                  I-8
   Section 1.22          Fiduciary                                      I-8
   Section 1.23          Fiscal Year                                    I-8
   Section 1.24          Former Participant                             I-8
   Section 1.25          Highly Compensated Participant                 I-9
   Section 1.26          Hour of Service                               I-10
   Section 1.27          Integration Level                             I-11
   Section 1.28          Investment Manager                            I-11
   Section 1.29          Leased Employee                               I-11
   Section 1.30          Limitation Year                               I-12
   Section 1.31          Named Fiduciary                               I-12
   Section 1.32          Non-Highly Compensated Participant            I-12
   Section 1.33          Normal Retirement Age                         I-12
   Section 1.34          Normal Retirement Date                        I-13

   Section 1.35          Participant                                    I-13
   Section 1.36          Participant Account                            I-13
   Section 1.37          Plan                                           I-13
   Section 1.38          Plan Assets                                    I-13
   Section 1.39          Plan Committee                                 I-13
   Section 1.40          Plan Year                                      I-13
   Section 1.41          Present Value of Vested Accrued Retirement
                         Benefit                                        I-13
   Section 1.42          Projected Retirement Benefit                   I-14
   Section 1.43          Required Beginning Date                        I-15
   Section 1.44          Required Employee Contributions                I-15
   Section 1.45          Retired Participant                            I-15
   Section 1.46          Section 415 Compensation                       I-15
   Section 1.47          Social Security Retirement Age                 I-17
   Section 1.48          System Committee                               I-17
   Section 1.49          System Coordinator                             I-17
   Section 1.50          Taxable Wage Base                              I-17
   Section 1.51          Total and Permanent Disability                 I-17
   Section 1.52          Trustee                                        I-17
   Section 1.53          Valuation Date                                 I-17
   Section 1.54          Vested Accrued Retirement Benefit              I-18
   Section 1.55          Year of Service                                I-18


ARTICLE II               ELIGIBILITY                                    II-1

   Section 2.01          Requirements for Eligibility                   II-1
   Section 2.02          Application for Participation                  II-1
   Section 2.03          Determination of Eligibility                   II-1
   Section 2.04          Rehired Employees and Former Participants:
                         Termination of Eligibility                     II-1
   Section 2.05          Ineligible Employee                            II-2
   Section 2.06          Service for Predecessor Employer               II-2
   Section 2.07          Discontinuance of Participation                II-3


ARTICLE III              CONTRIBUTIONS/MAXIMUM BENEFIT LIMITATIONS     III-1

   Section 3.01          Contributions by the Employer                 III-1
   Section 3.02          Contributions by Participants                 III-1
   Section 3.03          Limitations on Benefits                       III-2
   Section 3.04          Annual Valuation                             III-11
   Section 3.05          Incorporation by Reference                   III-11

ARTICLE IV               BENEFITS                                         IV-1

   Section 4.01          Benefit Formula/Basic Form of
                         Benefit/Accrual Service                          IV-1
   Section 4.01A         Benefit Formula Subject to Permitted Disparity   IV-2
   Section 4.02          Retirement Subsequent to Normal
                         Retirement Date                                  IV-3
   Section 4.03          Adjustments in Retirement Benefits               IV-4
   Section 4.04          Early Retirement                                 IV-4
   Section 4.05          Vesting Service/Severance Benefit                IV-5
   Section 4.06          Accrued Retirement Benefit Derived from
                         Required Employee Contributions (Pre-1992)       IV-6
   Section 4.07          Allocation of Required Employee Contributions
                         to Separate Participant Accounts                 IV-7
   Section 4.08          Contribution Percentage Tests and Adjustments
                         for Excessive Allocation                         IV-8
   Section 4.09          Total and Permanent Disability                  IV-10
   Section 4.10          Death Benefits                                  IV-10


ARTICLE V                DISTRIBUTION OF BENEFITS                          V-1

   Section 5.01          Distribution of Benefits                          V-1
   Section 5.02          Rehired Retired Participant/Suspension
                         of Benefits                                      V-17
   Section 5.03          Recovery of Severance Gains                      V-18
   Section 5.04          Cash Out/Buy-Back Provisions                     V-18
   Section 5.05          Distribution of Death Benefit                    V-21
   Section 5.06          Benefits Payable to Minors and
                         Incompetents                                     V-29
   Section 5.07          Notification of Benefits Payable                 V-29
   Section 5.08          Non-Transferability of Annuity Contracts         V-29


ARTICLE VI               PLAN ADMINISTRATION                              VI-1

   Section 6.01          Powers and Responsibilities of the
                         Employer                                         VI-1
   Section 6.02          Assignment and Designation of
                         Administrative Authority/Compensation of
                         Plan Committee                                   VI-1
   Section 6.03          Allocation and Delegation of
                         Responsibilities                                 VI-2
   Section 6.04          Powers, Duties and Responsibilities              VI-2
   Section 6.05          Records and Reports                              VI-3
   Section 6.06          Appointment of Advisors                          VI-4

   Section 6.07          Information from Employer                        VI-4
   Section 6.08          Payment of Expenses                              VI-4
   Section 6.09          Majority Actions                                 VI-4
   Section 6.10          Bonding                                          VI-4
   Section 6.11          Indemnification                                  VI-5
   Section 6.12          Interpretation                                   VI-5
   Section 6.13          Claims Procedure                                 VI-5
   Section 6.14          Claims Review Procedure                          VI-5


ARTICLE VII              RESTRICTED BENEFITS                             VII-1

   Section 7.01          Restricted Benefits for Plan Years Before
                         January 1, 1992                                 VII-1
   Section 7.02          Restricted Benefits for Plan Years Beginning
                         After December 31, 1991                         VII-3
   Section 7.03          Conformity with Regulations                     VII-3


ARTICLE VIII             AMENDMENT OF PLAN                              VIII-1

   Section 8.01          Method of Amendment                            VIII-1
   Section 8.02          Restrictions on Amendment                      VIII-1


ARTICLE IX               PLAN TERMINATION, MERGER,
                         CONSOLIDATION, TRANSFER OF ASSETS,
                         SUCCESSOR EMPLOYER                               IX-1

   Section 9.01          Termination                                      IX-1
   Section 9.02          Allocation of Plan Assets                        IX-4
   Section 9.03          Return of Residual Assets to Employer            IX-5
   Section 9.04          Merger, Consolidation, Transfer of
                         Plan Assets                                      IX-5
   Section 9.05          Successor Employer                               IX-6


ARTICLE X                LOANS TO PARTICIPANTS                             X-1

   Section 10.01         Limitations                                       X-1
   Section 10.02         Uniform and Nondiscriminatory
                         Application                                       X-1
   Section 10.03         Loan Agreement                                    X-1

ARTICLE XI               CONTRIBUTIONS CONDITIONED ON INITIAL
                         PLAN QUALIFICATION; CONTRIBUTIONS
                         CONDITIONED ON DEDUCTIBILITY;
                         CONTRIBUTIONS MADE ON MISTAKE OF FACT            XI-1

   Section 11.01         Contributions Conditioned on Initial
                         Plan Qualification                               XI-1
   Section 11.02         Contributions Conditioned on
                         Deductibility; Contributions Made
                         on Mistake of Fact                               XI-1


ARTICLE XII              CONTROLLED GROUP/AFFILIATED SERVICE
                         ORGANIZATIONS; ADOPTION OF PLAN BY
                         AFFILIATED EMPLOYERS                            XII-1

   Section 12.01         Employees of a Controlled Group of
                         Corporations and Commonly Controlled
                         Businesses/Service with Predecessor
                         Employer                                        XII-1
   Section 12.02         Employees of an Affiliated Service
                         Group                                           XII-1
   Section 12.03         Leased Employees                                XII-1
   Section 12.04         Adoption of Plan by Affiliated
                         Employers                                       XII-1
   Section 12.05         No Joint Venture Implied                        XII-3
   Section 12.06         Separate Records                                XII-3
   Section 12.07         Transfers                                       XII-3
   Section 12.08         Expenses                                        XII-3
   Section 12.09         Withdrawal of Participating
                         Employer                                        XII-3


ARTICLE XIII             RECEIPT OF PLAN ASSETS FROM OR
                         TRANSFER OF ASSETS TO A QUALIFIED
                         RETIREMENT PLAN                                XIII-1

   Section 13.01         Transfers from Qualified Plans                 XIII-1
   Section 13.02         Transfer of Assets to Another
                         Qualified Plan                                 XIII-1


ARTICLE XIV              TOP-HEAVY PROVISIONS                            XIV-1

   Section 14.01         Application of Article                          XIV-1
   Section 14.02         Definitions                                     XIV-1

   Section 14.03         Determination of Top-Heavy Status               XIV-3
   Section 14.04         Minimum Benefit Accrual                         XIV-5
   Section 14.05         Minimum Vesting Schedule                        XIV-6
   Section 14.06         Change in Top-Heavy Status                      XIV-6
   Section 14.07         Adjustments in Code Section 415
                         Limits for Top-Heavy Plan                       XIV-6


ARTICLE XV               MISCELLANEOUS                                    XV-1

   Section 15.01         Plan Not a Contract                              XV-1
   Section 15.02         Spendthrift Provision                            XV-1
   Section 15.03         Insurance Companies                              XV-2
   Section 15.04         Governing Law                                    XV-2
   Section 15.05         Legal Action                                     XV-2
   Section 15.06         Prohibition Against Diversion
                         of Funds                                         XV-2
   Section 15.07         Receipt and Release for Payments                 XV-2
   Section 15.08         Action by Employer                               XV-2
   Section 15.09         Headings                                         XV-3
   Section 15.10         Uniformity                                       XV-3
   Section 15.11         Severability                                     XV-3
   Section 15.12         Multiple Copies                                  XV-3

                          DEFINED BENEFIT PENSION PLAN
(EXHIBIT A TO TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM DECLARATION OF TRUST)

                       STATEMENT OF PURPOSE AND PRINCIPLE
                       ----------------------------------

     By Declaration of Trust effective November 1, 1948, the Texas Bankers Association established the Texas Bankers Association Retirement System (the "System") and created certain standardized Defined Benefit and Defined Contribution Plans attached as Exhibits to the Declaration of Trust. The purpose of the System is to provide an instrumentality through which an Employer may, by execution of an Adoption Agreement, adopt for the exclusive benefit of Participants thereunder and their Beneficiaries an employee benefit plan which is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986 (the "Code") and the trust which is a part thereof to be exempt under Code
Section 501(a).

     The adoption of this Plan and Declaration of Trust by an Employer is accomplished by execution of an Adoption Agreement, the provisions of which supplement the standard provisions of the Plan. Any Employer contemplating adoption of one of the standardized Plans under the auspices of the Texas Bankers Association is advised that the Declaration of Trust, Plan Exhibit, Adoption Agreement, and any amendments thereto, which comprise the Employer's Plan, are important legal instruments with significant legal and tax implications. The Employer is advised to consult with competent legal counsel with regard to the adoption of any such Plan. Neither the Texas Bankers Association, the Trustee, the System Coordinator, nor the System Committee of the Texas Bankers Association Retirement System is in a position to render any legal advice to anyone or act as a substitute for independent legal counsel of the Employer.

               *************************************************

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     As used in this Plan, the following words and phrases have the meanings set forth below, unless the context clearly indicates otherwise; and wherever appropriate the singular shall include the plural and plural shall include the singular, and the use of any gender shall include the other genders:

     SECTION 1.01 - ACCRUED RETIREMENT BENEFIT coincident with or prior to
     -----------------------------------------
Normal Retirement Date means the monthly retirement benefit determined in accordance with Sections 4.01 and 4.01A which a Participant is entitled to receive beginning at Normal Retirement Date based on Average Monthly Compensation and Years of Service as of the date of determination.

     In the event the Adoption Agreement specifies a fixed percentage benefit formula, a Participant's Accrued Retirement Benefit shall not be less than the monthly retirement benefit beginning at Normal Retirement Date based on Average Monthly Compensation and Years of Service as of the date of determination, multiplied by a fraction, not greater than one (1), the numerator of which is such Participant's Years of Service and the denominator of which is the aggregate number of Years of Service the Participant could accumulate if he continued employment with the Employer to Normal Retirement Date; provided, however, if the Employer's Adoption Agreement specifies that the fixed percentage benefits shall be determined on a career average method of computation, then a Participant's annual rate of accrual shall not exceed 133 1/3 percent of the accrual rate for any prior Plan Year in accordance with Code
Section 411(b).

     For retirement subsequent to Normal Retirement Date, Accrued Retirement Benefit shall be determined in accordance with the method specified in Section 4.02.

     In the event the Adoption Agreement specifies a unit benefit formula, a Participant's Accrued Retirement Benefit shall accrue at an annual rate which shall not exceed 133 1/3 percent of the accrual rate for any prior Plan Year in accordance with Code Section 411(b).

     For Plan Years commencing prior to the effective date of the benefit accrual requirements of Code Section 411 the Participant's Accrued Retirement Benefit shall be the greater of that provided by the Plan or one-half ( 1/2) of the benefit which would have accrued had the "3-percent method," the "133 1/3 percent rule," and the "fractional rule" as defined in paragraphs (A), (B) and
(C) respectively of Code Section 411(b)(1) been in effect. In the event the Accrued Retirement Benefit as of the effective date of Code Section 411 is less than that required in the above sentence, the difference shall be accrued in accordance with this Section 1.01.

     SECTION 1.02 - ACT means the Employee Retirement Income Security Act of
     ------------------
1974, as amended from time to time.

     SECTION 1.03 - ADOPTION AGREEMENT means the Agreement executed by the
     ---------------------------------
Employer for the purpose of establishing, for the sole and exclusive benefit of Participants and their Beneficiaries hereunder, a Defined Benefit Pension Plan under the Texas Bankers Association Retirement System which incorporates by reference this instrument, the Texas Bankers Association Retirement System Declaration of Trust, and any amendments thereto. An Employer may, in its Adoption Agreement or by amendment thereto, adopt language limiting, expanding, or otherwise modifying language contained herein as such provision relates to the Employer's Plan provided such modifications do not affect the qualified status of the Plan under applicable laws and regulations.

     SECTION 1.04 - AFFILIATED EMPLOYER means the Employer and any corporation
     ----------------------------------
which is a member of a controlled group of corporations (as defined in Code
Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

     If the Plan provides contributions or benefits for one or more owner-employees (as defined in Section 1.17) who control both the business for which the Plan is established and one or more other trades or businesses, this Plan and the Plan established for other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) for the Employees of this and all other trades or businesses.

     If the Plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Code Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for owner-employees under this Plan.

     If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trade or business which are controlled must be as favorable as those provided for the owner-employee under the most favorable plan of the trade or business which is not controlled.

     For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee, or two or more owner-employees together:

     (a)    own the entire interest in an unincorporated trade or business, or

     (b) in the case of a partnership, own more than fifty (50%) percent or either the capital interest or the profits interest in the partnership.

     For purposes of the preceding sentence, an owner-employee, or two or more owner-employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.

     SECTION 1.05 - ANNIVERSARY DATE means the first day of the Plan Year.
     -------------------------------

     SECTION 1.06 - AUTHORIZED LEAVE OF ABSENCE means a temporary cessation from
     ------------------------------------------
active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason. An Authorized Leave of Absence shall not cause a Break in Service.

     SECTION 1.07 - BASE BENEFIT PERCENTAGE means the rate, expressed as a
     --------------------------------------
percentage of Considered Compensation, at which Employer derived benefits are accrued with respect to Considered Compensation of Participants at or below the Integration Level for the Plan Year.

     SECTION 1.08 - BENEFICIARY means the person or persons, estate, or trust to
     --------------------------
whom or which the death benefit, if any, of a Participant is payable upon the death of a Participant.

     SECTION 1.09 - CODE means the Internal Revenue Code of 1986, as amended
     -------------------
from time to time.

     SECTION 1.10 - CONSIDERED COMPENSATION means Compensation as specified in
     --------------------------------------
the Adoption Agreement defined as follows:

     (a)   Basic Monthly Compensation means a Participant's basic rate of
           --------------------------
           pay or salary for services performed for the Employer, including, if specified in the Adoption Agreement, elective contributions under a qualified cash or deferred arrangement pursuant to Code Section 401(k) or contributions to a cafeteria plan pursuant to Code Section 125 (to the extent that the limits specified in Section 3.03 of this Plan are not exceeded), but excluding overtime pay, bonuses, commissions, and other extra payments, and any deferred compensation paid by the Employer under this or any other plan of deferred compensation maintained by the Employer unless otherwise specified in the Adoption Agreement. Basic Monthly Compensation shall be determined by the Employer on a consistent and uniform basis and as of such date or dates as specified in the Adoption Agreement. If no date is specified, Basic Monthly Compensation shall be determined on a Plan Year basis.

     (b)   Total Monthly Compensation means wages, salary, overtime pay,
           --------------------------
           bonuses, commissions, and other extra payments for services performed for the Employer, including, if specified in the Adoption Agreement, elective contributions under a cash or deferred arrangement pursuant to Code Section 401(k), and/or contributions to a cafeteria plan pursuant to Code Section 125 (to the extent that the limits specified in Section 3.03 of this Plan are not exceeded), but not including any deferred compensation paid by the Employer under this or any other plan of deferred compensation maintained by the Employer unless otherwise specified in the Adoption Agreement. Total Compensation shall have the same meaning as set forth in Code Section 414(s) and shall be determined by the Employer on a consistent and uniform basis and for such period or periods as specified in the Adoption Agreement. If no period is specified, Total Monthly Compensation shall be determined on a Plan Year basis.

     (c)   Earned Income means, with respect to a self-employed individual,
           -------------
           the net earnings from self-employment in the trade or business, with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items and shall only include that income which is actually paid to the Participant during the Plan Year unless another computation period is selected by the Employer in the Adoption Agreement. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f) for taxable years beginning after December 31, 1989.

     (d)   Average Monthly Compensation means the monthly Considered
           ----------------------------
           Compensation of a Participant averaged over the consecutive Years of Service (without regard to any Breaks in Service) specified in the Adoption Agreement which produces the highest average compensation. If a Participant has fewer than the number of Years of Service specified in the Adoption Agreement for averaging purposes at date of severance, such Participant's Average Monthly Compensation will be based on his monthly Considered Compensation from his date of employment to the date of calculation.

     (e)   Limitation on Compensation: For Plan Years commencing after
           --------------------------
           December 31, 1988, annual compensation in excess of $200,000 for any Participant shall be disregarded for all purposes under the Plan. Such dollar limitation shall be adjusted at the same time and in such manner as specified under Code Section 415(d); except that the dollar increase in effect on January 1st of any calendar year is effective for years beginning in such calendar year, and the first adjustment to the $200,000 limitation is effective on January 1, 1990. If a Plan determines compensation on a period of time that contains fewer than twelve (12) calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by twelve (12).

           In determining the annual compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply; except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the Plan Year. If as a result of the application of this paragraph the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if the Plan provides for permitted disparity) the limitation shall be pro-rated among the affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation.

           If compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the compensation for the prior year is subject to the a pplicable annual compensation limit in effect for that prior year. For this purpose, the applicable annual compensation limit is $200,000 for years beginning before January 1, 1990.

     (f)   Considered Compensation for Employees compensated on other than
           -----------------------
           a monthly basis shall be determined as follows:

           (1) Annual compensation divided by twelve (12) or by the number of months worked during the year if less than twelve (12);

           (2)  Bi-weekly compensation times 2.1666667;

           (3)  Weekly compensation times 4.3333333;

           (4) Hourly compensation times the number of hours customarily worked in a month;

           (5) Commission compensation shall be the amount equitably determined by the Plan Committee in a uniform and non-discriminatory manner.

     (g)   Final Average Compensation, for purposes of calculating the
           --------------------------
           maximum offset allowance, means the average of the Participant's annual Considered Compensation from the Employer for the three (3) consecutive year period ending with or within the Plan Year. If a Participant's entire period of service with the Employer is less than three (3) consecutive years,

           Considered Compensation is averaged on an annual basis over the Participant's entire period of service. Considered Compensation for any year in excess of the Taxable Wage Base in effect at the beginning of such year shall not be taken into account.

     SECTION 1.11 - COVERED COMPENSATION means the average (without indexing) of
     -----------------------------------
the Taxable Wage Bases used for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. No increase in Covered Compensation shall decrease a Participant's Accrued Retirement Benefit under the Plan.

     In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base used for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the Taxable Wage Base in effect for the Plan Year for which the determination is being made.

     Unless otherwise specified in the Adoption Agreement, a Participant's Covered Compensation for a Plan Year before the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains Social Security Retirement Age shall be determined by Table II (as published by the Internal Revenue Service from time to time) in effect at the beginning of the Plan Year preceding the current Plan Year but in no event earlier than 1989. A Participant's Covered Compensation for a Plan Year after such thirty-five (35) year period is the Participant's Covered Compensation used for the Plan Year during which the Participant attained Social Security Retirement Age.

     SECTION 1.12 - DEATH BENEFIT RESERVE ACCOUNT means the bookkeeping account
     --------------------------------------------
maintained by the System Coordinator for the purpose of facilitating the pooling of mortality experience among adopting Employers electing to provide death benefits for Participants through this account.

     SECTION 1.13 - DECLARATION OF TRUST means that certain Declaration of Trust
     -----------------------------------
published by Texas Bankers Association, amended and restated as of April 1, 1991 and as may be amended from time to time, which is incorporated herein by reference.

     SECTION 1.14 - EARLY RETIREMENT DATE means the date prior to Normal
     ------------------------------------
Retirement Age on or after which a Participant who has satisfied the requirements, if any, for early retirement specified in the Adoption Agreement, may elect to retire and commence receiving benefits hereunder. A Former Participant who severs employment after satisfying the service requirement, but prior to satisfying the age requirement specified in the Adoption Agreement for early retirement, and who has not received a cash-out of his Vested Accrued Retirement Benefit, shall be eligible for an early retirement benefit in accordance with Section 4.04 upon attaining such age.

     SECTION 1.15 - EFFECTIVE DATE means the date specified in the Adoption
     -----------------------------
Agreement upon which the Plan shall become effective according to its terms.

     SECTION 1.16 - ELIGIBLE EMPLOYEE means an Employee of an Employer who
     --------------------------------
adopts this Plan hired in a capacity to produce 1,000 or more Hours of Service in a twelve (12) consecutive month period (unless otherwise specified in the Adoption Agreement) and who has satisfied the requirements for participation in the Plan.

     Any Employee who has otherwise satisfied the requirements for participation in the Plan, but is employed in a capacity which would not produce 1,000 or more Hours of Service in a twelve (12) consecutive month period, and in fact produces 1,000 or more Hours of Service in such twelve (12) month period, thereby completing one Year of Service, shall be retroactively qualified as a Participant as of the Entry Date which is coincident with or which next follows the satisfaction of eligibility requirements for participation specified in the Adoption Agreement.

     Unless otherwise excluded from participation as specified in the Employer's Adoption Agreement, Eligible Employee shall also mean any Leased Employee who is considered an Employee as described in Section 1.17 below.

     The Adoption Agreement may provide for an exclusion from participation of one or more nondiscriminatory classifications of Employees.

     SECTION 1.17 - EMPLOYEE means any person who is employed by the Employer or
     -----------------------
Affiliated Employer as a common-law employee. Employee also means, with respect to an unincorporated business, a Self-Employed Individual who has Earned Income for the taxable year from the trade or business for which the Plan is established and any individual who would have had Earned Income but for the fact the trade or business had no net profits for the taxable year.

     If the Employer in its Adoption Agreement has excluded Leased Employees from participation and such exclusion would cause the Plan to fail Code Sections 410(b) and 401(a)(26) coverage and participation requirements, Leased Employees shall be eligible to participate herein effective as of the first day of the Plan Year in which coverage requirements were failed due to the exclusion of Leased Employees. Inclusion of Leased Employees pursuant to this paragraph shall be limited to Plan Years in which such coverage and participation requirements are otherwise failed. To the extent required by the Code, but not for eligibility to participate in the Plan, Employees shall include Leased Employees of the Employer as provided in Code Sections 414(n) or (o).

     An Owner-Employee means a sole proprietor who owns the entire interest in the Employer or a partner who owns more than ten (10%) percent of either the capital interest or the profits interest in the Employer or Affiliated Employer and receives income for personal services from the Employer or Affiliated Employer.

     A Shareholder-Employee means an Employee who owns more than five (5%) percent of the Employer's or Affiliated Employer's outstanding capital stock during any year in which the Employer or Affiliated Employer elected to be taxed as a Small Business Corporation as defined under the Code.

     A Self-Employed Individual means an individual who has Earned Income for the taxable year for the trade or business from which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

     SECTION 1.18 - EMPLOYER means the Texas Bankers Association, any member
     -----------------------
bank of the Texas Bankers Association, any affiliate of a member of the Texas Bankers Association which adopts this Plan, or any successor organization of such Employer which assumes the obligations of this Plan.

     SECTION 1.19 - ENTRY DATE means the date or dates specified in the Adoption
     -------------------------
Agreement upon which an Eligible Employee shall be entitled to commence participation hereunder.

     SECTION 1.20 - EXCESS BENEFIT PERCENTAGE, for purposes of determining the
     ----------------------------------------
excess benefit subject to permitted disparity, means the rate, expressed as a percentage of Considered Compensation, at which Employer derived benefits are accrued with respect to Considered Compensation of Participants above the Integration Level for the Plan Year.

     SECTION 1.21 - FAMILY MEMBER means the spouse and lineal ascendants and
     ----------------------------
descendants (and spouses of such ascendants and descendants) of any Employee or Former Employee.

    SECTION 1.22 - FIDUCIARY means any person who:
    ------------------------

    (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of Plan Assets;

    (b) renders investment advice for a fee or other compensation, directly or indirectly, with respect to any monies or other property of the Plan or has any authority or responsibility to do so; or

    (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.

    SECTION 1.23 - FISCAL YEAR means the Employer's accounting year.
    --------------------------

    SECTION 1.24 - FORMER PARTICIPANT means an individual who has been a
    ---------------------------------
Participant, but who has ceased to be a Participant for any reason prior to the beginning of the Plan Year. For purposes of Section 1.25, a Former Participant shall be treated as a Highly Compensated Participant if such Former Participant performs no service for the Employer or Affiliated Employer during the Plan Year and was a Highly Compensated Participant when he separated from service with the Employer or Affiliated Employer or was a Highly Compensated Participant at any time after attaining age fifty-five (55).

     SECTION 1.25 - HIGHLY COMPENSATED PARTICIPANT means any Participant who is
     ---------------------------------------------
a Highly Compensated Employee as defined in Code Section 414(q) and the regulations thereunder. Generally, any Participant is considered a Highly Compensated Participant if during the Plan Year or Look-Back Year such
Participant:

    (a)   Was a "five percent owner" as defined in Section 14.02(c);

    (b) Received Section 415 Compensation from the Employer in excess of $75,000 (or such dollar amount as may be adjusted in accordance with Code Section 415(d)). In determining whether an individual has Section 415 Compensation of more than $75,000, Section 415 Compensation from each employer required to be aggregated under Code Sections 414(b),
          (c), (m), and (o) shall be taken into account;

    (c) Received Section 415 Compensation from the Employer in excess of $50,000 (or such dollar amount as may be adjusted in accordance with Code Section 415(d)) and was in the top-paid group of Employees for the Plan Year. An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty (20%) percent of the Employees when ranked on the basis of
          Section 415 Compensation paid during the Plan Year. Employees described in Code Section 414(q)(8) and Q&A 9(b) of Section 1.414(q))- 1T are excluded. In determining whether an individual has Section 415 Compensation of more than $50,000, Section 415 Compensation from each employer required to be aggregated under Code Section 414(b), (c),
          (m), and (o) shall be taken into account;

    (d) Was an officer as defined in Code Section 416(i) having Section 415 Compensation greater than fifty (50%) percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year. If no officer satisfies this requirement in either the Plan Year or the Look-Back Year, the highest paid officer for such year shall be treated as a Highly Compensated Employee who, if participating in the Plan, shall be a Highly Compensated Participant.

    For purposes of this Section, "Look-Back Year" means the twelve (12) month period immediately preceding the Plan Year being tested.

    Notwithstanding the above, for the current Plan Year, a Participant shall not be treated as being described in paragraphs (b), (c), or (d) above unless such Participant performs service during the year and is a member of the group consisting of the one-hundred (100) Employees paid the highest Section 415 Compensation during the Plan Year.

    A Participant will be treated as a Highly Compensated Participant hereunder if such Participant was a Family Member (during the Plan Year or Look-Back Year) of either (i) a "five percent owner," or (ii) a Highly Compensated Employee who is a member of the group consisting of the ten (10) Employees paid the greatest
Section 415 Compensation during the year. Any Participant who is treated as a Highly Compensated Participant solely as a consequence of being a Family Member of a Highly Compensated Participant as described in this paragraph shall be aggregated with such Highly Compensated Participant. Such aggregated Participants shall be treated as a single Participant receiving an amount of Compensation and a Plan contribution or benefit that is based on the sum of the Compensation, contributions, and benefits of such aggregated Participants.

    The number of officers determined to be Highly Compensated Participants in accordance with this Section shall be limited to fifty (50) (or, if less, the greater of three (3) employees or ten (10%) percent of employees). For purposes of this Section 1.25 only, Section 415 Compensation includes elective or salary reduction contributions to a Cafeteria Plan under Code Section 125, cash or deferred arrangement under Code Sections 401(k) or 402(h)(1)(B) or tax-sheltered annuity under Code Section 403(b).

    SECTION 1.26 - HOUR OF SERVICE means:
    ------------------------------

    (a) Each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer or an Affiliated Employer for the performance of duties during the applicable computation period;

    (b) Each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer or an Affiliated Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, disability or other incapacity, lay-off, jury duty, military duty, or Authorized Leave of Absence) during the applicable computation period; and

    (c) Each hour for which back pay is awarded or agreed to by the Employer or Affiliated Employer without regard to mitigation of damages. The same Hours of Service will not be credited under both paragraph (a) or paragraph (b), as the case may be, and this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

    Notwithstanding (b) above,

    (1) no more than 501 Hours of Service will be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

    (2) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed will not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and

    (3) Hours of Service will not be credited for a payment which solely reimburses an Employee for medical or medically-related expenses incurred by the Employee.

     For purposes of this Section, a payment shall be deemed to be made by or due from the Employer or Affiliated Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund or insurer to which the Employer or Affiliated Employer contributes or pays premiums and regardless of whether contributions made or due to the trust, fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

     Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code Section 414(o).

     An Hour of Service must be counted for the purpose of determining a Year of Service, Break in Service, and employment commencement date (or reemployment commencement date). The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

     SECTION 1.27 - INTEGRATION LEVEL means the respective level of Considered
     --------------------------------
Compensation for each Participant to the extent provided by the benefit formula in the Adoption Agreement, above which he is entitled to an excess benefit in an excess formula or at which his final average compensation is limited in an offset formula. The Integration Level shall be determined in accordance with the "Formula Subject to Permitted Disparity" section of the Adoption Agreement.

     SECTION 1.28 - INVESTMENT MANAGER means any person, firm, or corporation
     ---------------------------------
that is a registered investment advisor under the Investment Advisors Act of 1940 or a bank or an insurance company which (i) has the power to manage, acquire, or dispose of Plan Assets, and (ii) acknowledges in writing his or its fiduciary responsibility with respect to the Plan.

     SECTION 1.29 - LEASED EMPLOYEE means any person (other than an Employee of
     ------------------------------
the recipient) who pursuant to an agreement between the recipient and any other entity ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one (1) year (including service for the recipient for which the Employee would have been a Leased Employee but for this paragraph), and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

     A Leased Employee shall not be considered an Employee of the recipient if:

    (a)   such Employee is covered by a money purchase pension plan providing:

          (1) a nonintegrated employer contribution rate of at least ten (10%) percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Section 125, Code Section 402(a)(8), Code Section 402(h), or Code Section 403(b);

          (2)  immediate participation; and

          (3)  full and immediate vesting; and

    (b) leased employees do not constitute more than twenty (20%) percent of the recipient's non-highly compensated workforce.

     SECTION 1.30 - LIMITATION YEAR means the Plan Year. If the Limitation Year
     ------------------------------
is amended to a different 12-consecutive month period, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

     SECTION 1.31 - NAMED FIDUCIARY means the Plan Committee.
     ------------------------------

     SECTION 1.32 - NON-HIGHLY COMPENSATED PARTICIPANT means any Participant or
     -------------------------------------------------
Former Participant who is neither a Highly Compensated Participant nor a Family Member of a Highly Compensated Participant.

     SECTION 1.33 - NORMAL RETIREMENT AGE means the age specified in the
     ------------------------------------
Employer's Adoption Agreement at which a Participant becomes eligible to retire in accordance with Section 4.01. If the Employer enforces a mandatory retirement age, Normal Retirement Age means the lesser of the mandatory retirement age or the age specified in the Adoption Agreement. If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the participation commencement date (more than five (5) but not to exceed ten (10) years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of (i) the tenth

(10th) anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer if less than ten
(10)), or (ii) the fifth (5th) anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The Participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

     Notwithstanding the vesting schedule elected by the Employer in the Adoption Agreement, a Participant shall be one-hundred (100%) percent vested upon attaining the earlier of: (i) the later of age sixty-five (65) or completion of five (5) years of participation, or (ii) Normal Retirement Age as specified in the Adoption Agreement, regardless of the number of Years of Service credited under the terms of the Plan.

     SECTION 1.34 - NORMAL RETIREMENT DATE means the first day of the month
     -------------------------------------
coincident with or next following the Participant's attainment of Normal Retirement Age.

     SECTION 1.35 - PARTICIPANT means any Eligible Employee participating in the
     --------------------------
Plan who has not become ineligible to participate. A Participant shall cease to be a Participant in any Plan Year in which he fails to be credited with at least 501 Hours of Service.

     SECTION 1.36 - PARTICIPANT ACCOUNT means the separate account to which each
     ----------------------------------
Participant's Required Employee Contributions, if any, plus gains and/or losses applicable to his Participant Account are allocated for Plan Years beginning on or after January 1, 1992.

     SECTION 1.37 - PLAN means the plan established by the Employer by means of
     -------------------
this document, the Adoption Agreement, Declaration of Trust, and any amendments thereto.

     SECTION 1.38 - PLAN ASSETS means any and all assets held by the Trustee
     --------------------------
pursuant to this Plan.

     SECTION 1.39 - PLAN COMMITTEE means the committee of persons designated by
     -----------------------------
the Employer to administer the Plan on behalf of the Employer, and which, pursuant to Section 3(16)(A) of the Act, shall be the Plan Administrator.

     SECTION 1.40 - PLAN YEAR means the Plan's accounting period of twelve (12)
     ------------------------
consecutive months as specified in the Adoption Agreement.

     SECTION 1.41 - PRESENT VALUE OF VESTED ACCRUED RETIREMENT BENEFIT means the
     -----------------------------------------------------------------
actuarial equivalent of the basic form of retirement benefit specified in the Adoption Agreement expressed in terms of a single-sum dollar amount of a Participant's Vested Accrued Retirement Benefit calculated as of a particular date. The actuarial equivalent shall be determined using the mortality rate assumption specified in the Adoption Agreement and the following interest rate assumption:

    (a) an interest rate no greater than the lesser of (i) the rate specified in the Adoption Agreement, or (ii) the "applicable interest rate" if the Present

          Value of the Vested Accrued Retirement Benefit using such rate is not greater than $25,000; and

    (b) an interest rate no greater than the lesser of (i) the rate specified in the Adoption Agreement, or, if specified in the Adoption Agreement,
          (ii) one-hundred twenty (120%) percent of the "applicable interest rate" if the Present Value of the Vested Accrued Retirement Benefit exceeds $25,000 as determined under subparagraph (a) above, provided the Present Value as calculated under this clause (b) is not less than $25,000.

     The amount of any distribution (which is the actuarial equivalent of the basic form of retirement benefit specified in the Adoption Agreement) will be determined in accordance with this Section 1.41.

     For purposes of this Section, the "applicable interest rate" means the rate which would be used (as of the first day of the Plan Year which contains the annuity starting date) by the Pension Benefit Guaranty Corporation for the purpose of determining the present value of a lump sum distribution on plan termination.

     The applicable interest rate limitations described in subparagraphs (a) and
(b) above shall apply to distributions in Plan Years beginning after December 31, 1984. Notwithstanding the foregoing, these interest rate limitations shall not apply to any distributions commencing in Plan Years beginning before January 1, 1987 if such distributions were determined in accordance with the interest rate(s) as required by Regulation Section 1.417(e)-1T(e) (including the PBGC immediate interest rate).

     The applicable interest rate limitations described in subparagraphs (a) and
(b) above shall not apply to annuity contracts owned by the Employer or distributed to or owned by a Participant prior to the first Plan Year after December 31, 1988 if the annuity contracts satisfied the requirements of Regulation Section 1.401(a)-11T and 1.417(e)-1T. The preceding sentence shall not apply if additional contributions are made under the Plan by the Employer with respect to such contracts on or after the beginning of the first Plan Year beginning after December 31, 1988.

     This Section shall not apply to the extent it would cause the Plan to fail to satisfy Sections 3.03 or 5.01(a).

     SECTION 1.42 - PROJECTED RETIREMENT BENEFIT means the retirement benefit,
     -------------------------------------------
calculated as of a particular date, which a Participant would be entitled to receive as a basic retirement benefit beginning at his Normal Retirement Date assuming the Participant continues in the employment of the Employer at the same level of compensation and under the same plan provisions as in effect on the calculation date until Normal Retirement Date and further assuming that the Plan is continued in full force and effect by the Employer with all contributions required to fund the Plan on a sound actuarial basis made by the Employer until such Participant reaches Normal Retirement Date.

     SECTION 1.43 - REQUIRED BEGINNING DATE means the April 1 of the calendar
     --------------------------------------
year following the calendar year in which the Participant attains age 70 1/2.

     Transitional Rule:  For Participants who attained age 70 1/2 prior to
     -----------------
January 1, 1988, Required Beginning Date means:

    (a) For a Participant who is not a five percent owner, the April 1 of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs; or

    (b) For a Participant who is a five percent owner during any Plan Year beginning after December 31, 1979, the April 1 following the later of
          (i) the calendar year in which such Participant attains age 70 1/2, or
          (ii) the calendar year which ends with or within the Plan Year in which the Participant becomes a five percent owner (or the calendar year in which the Participant retires if earlier).

     A "five percent owner" for purposes of this Section means a Participant who is a five percent owner as defined in Code Section 416(i) (determined without regard to the Plan's top-heavy status) at any time during the Plan Year ending with or within the calendar year in which such Participant attains age 66 1/2 or any subsequent Plan Year. The Required Beginning Date of a Participant who is not a five percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989 is April 1, 1990.

     In the case of a distribution upon the death of the Participant, the Required Beginning Date means the date specified in Section 5.05(b).

     SECTION 1.44 - REQUIRED EMPLOYEE CONTRIBUTIONS means the amount, if any,
     ----------------------------------------------
which an Employee must contribute as a condition of participation in the Plan.

     SECTION 1.45 - RETIRED PARTICIPANT means a Participant who has retired
     ----------------------------------
under the provisions of Section 4.01 or 4.04.

    SECTION 1.46 - SECTION 415 COMPENSATION means:
    ---------------------------------------

    (a) A Participant's wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer or Affiliated Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips, and bonuses).

    (b) In the case of a Participant who is an Employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, Section 415 Compensation means such Participant's Earned Income.

    (c) Section 415 Compensation does not include contributions made by the Employer or Affiliated Employer to a plan of deferred compensation to the extent that, before the application of the limitations of Code
          Section 415 to such plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed. In addition, Employer or Affiliated Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) are not considered as
          Section 415 Compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee under Code Section 404(h)(1)(A). Additionally, any distributions from a plan of deferred compensation for purposes of Code Section 415, regardless of whether such amounts are includable in the gross income of the Employee when distributed, will not be considered Section 415 Compensation. However, any amount received by an Employee pursuant to an unfunded non-qualified plan may be considered as Section 415 Compensation in the year such amounts are includable in the gross income of the Employee.

    (d) Section 415 Compensation also does not include amounts realized from the exercise of a non-qualified stock option, or amounts realized when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (as described in Code Section 83 and the regulations thereunder).

    (e) Section 415 Compensation, further, does not include amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option. It also does not include other amounts which receive special tax benefits, or contributions made by an Employer or Affiliated Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

     For any Self-Employed Individual, Section 415 Compensation means Earned Income as defined in Section 1.10(c). For Limitation Years beginning after December 31,1991, for purposes of applying the limitations of Section 3.03,
Section 415 Compensation for a Limitation Year is the compensation actually paid or includable in gross income during such Limitation Year.

     The rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the year.

     SECTION 1.47 - SOCIAL SECURITY RETIREMENT AGE means the age used as the
     ---------------------------------------------
retirement age under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(1)(2) of such Act were sixty-two (62). For a Participant who was born before January 1, 1938, such age is 65; for a Participant born after December 31, 1937 but before January 1, 1955, such age is 66; and for a Participant born after December 31, 1954, such age is 67.

     SECTION 1.48 - SYSTEM COMMITTEE means the Retirement System Committee
     -------------------------------
appointed to supervise the administration of the Texas Bankers Association Retirement System.

     SECTION 1.49 - SYSTEM COORDINATOR means a firm of employee benefit
     ---------------------------------
consultants and actuaries appointed by the System Committee to work with any adopting Employer and the Trustee in the design, installation, and servicing of employee benefit plans which have been or may from time to time be established under the auspices of the Texas Bankers Association Retirement System.

     SECTION 1.50 - TAXABLE WAGE BASE means the contribution and benefit base in
     --------------------------------
effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

     SECTION 1.51 - TOTAL AND PERMANENT DISABILITY means the inability to engage
     ---------------------------------------------
in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

     SECTION 1.52 - TRUSTEE means First Interstate Bank of Texas, N.A. or any
     ----------------------
duly appointed, qualified, and acting successor trustee which assumes the responsibility and liability for the Plan Assets under such terms acceptable to the Trustee and System Committee and upon execution of such document or documents acceptable to the Trustee and System Committee evidencing acceptance of Plan Assets and liabilities by such successor trustee. Notwithstanding the above, the Employer may serve as its own Trustee if specified in the Adoption Agreement and the Employer is a Bank with trust powers which are in accordance with the banking laws of the State of Texas. In no event, however, shall such Employer be Trustee of an unrelated Employer's plan (except to the extent the Employer is specifically named Trustee or successor Trustee of the Texas Bankers Association Retirement System Declaration of Trust) or of the Death Benefit Reserve Account of Section 4.10(b)(1).

     SECTION 1.53 - VALUATION DATE means the last day of the Plan Year, or any
     -----------------------------
date upon which the Plan Committee requests a special valuation to be performed, for purposes of valuing Plan Assets.

     SECTION 1.54 - VESTED ACCRUED RETIREMENT BENEFIT means the portion of the
     ------------------------------------------------
Accrued Retirement Benefit derived from Employer and Required Employee Contributions, if any, and rollover contributions, if any, pursuant to Article XIII to which a Participant has, at any given time, a nonforfeitable right.

     SECTION 1.55 - YEAR OF SERVICE means a computation period of twelve (12)
     ------------------------------
consecutive months during which an Employee is credited with 1,000 or more Hours of Service:

    (a)   Eligibility: For purposes of eligibility to participate, the
          -----------
          initial eligibility computation period shall begin with the date on which the Employee is first credited with an Hour of Service for the Employer. In the event a Participant fails to meet the service requirement for eligibility to participate in the initial eligibility computation period, the eligibility computation period shall shift to the current Plan Year which includes the first anniversary of such Employee's date of employment. An Employee who is credited with 1,000 or more Hours of Service in both the initial eligibility computation period and the Plan Year which includes the first anniversary of such Employee's date of employment will be credited with two (2) Years of Service for purposes of eligibility to participate. The Plan Year shall also be used as the computation period for determining a Participant's eligibility to continue participation in the Plan. Years of Service and Breaks in Service will be measured on the same eligibility computation period.

    (b)   Vesting: For vesting purposes, a Year of Service shall be the
          -------
          twelve (12) consecutive month vesting computation period as set forth in the Adoption Agreement during which an Employee completes 1,000 or more Hours of Service.

    (c)   Accrual: For purposes of a Participant's accrual of benefits, a
          -------
          Participant's Years of Service shall mean (subject to any maximum limitation on Years of Service specified in the Adoption Agreement) the sum of: (i) the Participant's years of participation pursuant to
          Article II, and (ii) other years specified in the Adoption Agreement taken into account under the Plan's benefit formula. Participants who complete fewer than 2,000 Hours of Service during the Plan Year shall accrue a portion of their benefit in accordance with Section 4.01 regardless of their employment status on the last day of the Plan Year.

    (d)   Break in Service: A Break in Service shall occur in a
          ----------------
          computation period during which an Employee or Participant fails to be credited with more than five-hundred (500) Hours of Service. Solely for purposes of determining whether a Break in Service has occurred for participation and vesting purposes in a particular computation period, and notwithstanding provisions to the contrary in Section 1.26 for crediting Hours of Service, an individual who is absent from work for maternity or paternity reasons (regardless of whether paid or entitled to payment therefor) shall receive credit for the Hours of Service which would otherwise have been credited to such individual, but for such absence, up to a maximum of 501 hours. In the event such hours cannot be determined, eight (8) Hours of Service per day of such absence shall be credited. An absence from work for maternity or paternity reasons means an absence:

          (1)  by reason of the pregnancy of the individual;

          (2)  by reason of a birth of a child of the individual;

          (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or

          (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     The Hours of Service credited under this paragraph shall be credited:

          (1) in the computation period during which the absence begins if the crediting is necessary to prevent a Break in Service in that period; or

          (2)  in all other cases, in the next following computation period.

     Years of Service shall include all Years of Service prior to severance from service other than any Year of Service which may be disregarded by reason of prior Breaks in Service in accordance with applicable laws and regulations.

     For purposes of computing an Employee's right to his Accrued Retirement Benefit, Years of Service and Breaks in Service shall be measured on the same vesting computation period.

     If a Participant receives an accrual for a Plan Year in accordance with the safe harbor accrual described in Section 4.01, such Participant shall be credited with a Year of Service for accrual purposes for the Plan Year, regardless of actual hours credited but subject to any maximum limitation on Years of Service credited in the benefit formula specified in the Adoption Agreement, in addition to Years of Service otherwise credited under the Plan.

                                   ARTICLE II
                                  ELIGIBILITY
                                  -----------

     SECTION 2.01 - REQUIREMENTS FOR ELIGIBILITY: An Employee of an adopting
     -------------------------------------------
Employer who has satisfied the minimum age and/or service requirement specified in the Adoption Agreement, and is not a member of an ineligible classification of Employees specified in the Adoption Agreement, shall be eligible to participate in the Plan as of the Entry Date coincident with or immediately following satisfaction of such requirements. An Eligible Employee shall participate on the earlier of: (i) the first day of the Plan Year beginning after the date on which the Employee met the minimum age and service requirements under Code Section 410(a)(1), or (ii) six (6) months after the date the requirements are met.

     SECTION 2.02 - APPLICATION FOR PARTICIPATION: Upon becoming eligible to
     --------------------------------------------
participate in the Plan, an Eligible Employee shall complete a Beneficiary designation form and such other forms as deemed necessary by the Plan Committee for participation in the Plan. An Eligible Employee shall also furnish any information requested by the Plan Committee or Trustee, and consent to make Required Employee Contributions, if any, as set forth in the Adoption Agreement as a condition of participation herein. Upon becoming a Participant, an Employee shall automatically be bound by the terms and conditions of the Plan, including any amendments as may be made from time to time.

     SECTION 2.03 - DETERMINATION OF ELIGIBILITY: The Plan Committee shall
     -------------------------------------------
determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made in accordance with this Plan and applicable laws and regulations.

     SECTION 2.04 - REHIRED EMPLOYEES AND FORMER PARTICIPANTS: TERMINATION OF
     ------------------------------------------------------------------------
ELIGIBILITY: An Employee who satisfies the requirements for participation and
-----------
terminates employment prior to his Entry Date for participation herein and is rehired before incurring a one-year Break in Service shall commence participation immediately on date of re-employment but in no event prior to his original Entry Date.

     A Former Participant who had a vested interest in his Accrued Retirement Benefit at the time of termination from service shall become a Participant immediately upon date of re-employment.

     A Former Participant who did not have a vested interest in his Employer derived Accrued Retirement Benefit at the time of termination from service will be considered a new Employee for eligibility purposes if the number of consecutive one-year Breaks in Service equals or exceeds the greater of five (5) years or the aggregate number of Years of Service before such Break in Service. The aggregate number of Years of Service before the Break in Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service. If such Former Participant's Years of Service before termination may not be disregarded pursuant to this paragraph, such Former Participant shall participate immediately upon date of re-employment.

     Years of Service for purposes of determining commencement of participation upon rehire shall include all Years of Service prior to termination from service other than any Year of Service which may be disregarded by reason of prior Breaks in Service; except in the event the Adoption Agreement specifies a minimum service requirement of more than one year and the Participant is 100% vested in his Accrued Retirement Benefit derived from Employer contributions upon entering the Plan, service before a one-year Break in Service performed by an Employee who did not satisfy the Plan's eligibility requirements before severing his service with the Employer shall not be included in determining the Employee's satisfaction of the eligibility requirements upon re-employment.

     An Employee or Former Participant who re-enters the Plan on a date other than the Effective Date or Anniversary Date shall not be entitled to a death benefit (other than the present value of such Participant's Vested Accrued Retirement Benefit) set forth by formula in the Adoption Agreement, if any, until the Anniversary Date next following reentry into the Plan.

     SECTION 2.05 - INELIGIBLE EMPLOYEE: In the event a Participant shall go
     ----------------------------------
from an eligible class of Employees to an ineligible class of Employees or shall cease to make Required Employee Contributions, if any, such Former Participant shall continue to vest in his Accrued Retirement Benefit until the earlier of such time as he incurs a Break in Service, or until the beginning of the vesting computation period during which he makes no Required Employee Contributions. In the event a Participant becomes ineligible to participate because he is no longer a member of an eligible class of Employees, but has not incurred a Break in Service, such Employee shall participate immediately upon his return to an eligible class of Employees. If such Participant incurs a Break in Service, his eligibility to participate shall be determined pursuant to Section 2.04.

     An Employee who becomes an Eligible Employee shall not receive credit for accrual purposes for any period of employment in which he was not a Participant in this Plan. Notwithstanding the preceding sentence, if a Participant ceases to be a Participant because he suspends his Required Employee Contributions to the Plan during the Plan Year (but has made Required Employee Contributions at any time during the Plan Year), he shall be considered a Participant for the entire Plan Year for accrual purposes. If the Adoption Agreement specifies that all service from date of employment shall be used to calculate a Participant's Accrued Retirement Benefit, such service shall not include any period of
                                               ---
employment during which the Employee was not an Eligible Employee.

     An Employee who is not a member of the eligible class of Employees who becomes a member of the eligible class, shall participate immediately if such Employee has satisfied the minimum age and/or service requirement and would have previously become a Participant had he been in the eligible class.

     SECTION 2.06 - SERVICE FOR PREDECESSOR EMPLOYER: If the Employer maintains
     -----------------------------------------------
the Plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Employer. If the predecessor employer was not a corporation, Years of Service shall include service with the predecessor employer to the extent permitted by applicable laws and regulations.

If the predecessor employer did not maintain a plan or maintained a plan that has been terminated, Years of Service under this Plan shall include service with the predecessor employer to the extent specified in the Adoption Agreement.

     SECTION 2.07 - DISCONTINUANCE OF PARTICIPATION: In the event an Employee is
     ----------------------------------------------
required to make contributions to the Plan as a condition of participation, a Participant wishing to discontinue participation shall give written notice of intent to withdraw from participation to the Plan Committee thirty (30) days prior to discontinuance. Following a one (1) year period from the date of discontinuance, such former Participant shall be entitled to recommence participation, but shall relinquish all right to Years of Service for purposes of vesting and accrual of benefits for each year the Eligible Employee makes no Required Employee Contributions to the Plan. Accrued Retirement Benefits attributable to Employee contributions shall be distributed according to the provisions of the Plan only upon the occurrence of death, Total and Permanent Disability, severance, or retirement.

                                  ARTICLE III
                   CONTRIBUTIONS/MAXIMUM BENEFIT LIMITATIONS
                   -----------------------------------------

     SECTION 3.01 - CONTRIBUTIONS BY THE EMPLOYER:  The Employer shall remit to
     --------------------------------------------
the Trustee, from time to time, such amount of contribution as the Plan Committee and Employer, upon advice of the System Coordinator, shall determine to be necessary to provide the benefits under the Plan by using such actuarial methods and assumptions as will reasonably reflect the cost of Plan benefits. Employer contributions shall be remitted on or before the date specified by law for filing the Employer's federal income tax return (including extensions thereof) for the applicable fiscal year or, if earlier, the time prescribed under Code Section 412(m) for making Employer contributions to a defined benefit retirement plan unless a funding waiver has been obtained for such contribution in accordance with applicable government procedures.

    SECTION 3.02 - CONTRIBUTIONS BY PARTICIPANTS:
    --------------------------------------------

    (a) The Employer may in its Adoption Agreement require contributions by its Employees as a condition of participation in the Plan. Required Employee Contributions, if any, shall first be applied to mortality costs, if any, computed in accordance with applicable laws and regulations. Such Required Employee Contributions shall be contributed to the trust as soon as they can reasonably be segregated from the Employer's general assets, but in no event later than ninety (90) days from the date such amounts are either received by the Employer or would otherwise have been paid to the Participant in cash.

    (b) A Participant may discontinue his Required Employee Contributions by notifying the Employer of his election in accordance with Section
          2.07. However, withdrawal of amounts attributable to Required Employee Contributions prior to termination of employment is not permitted. Any Participant who has elected to discontinue his Required Employee Contributions may resume making Required Employee Contributions pursuant to Section 2.07.

    (c) An Employee's right to an Accrued Retirement Benefit derived from Required Employee Contributions shall be nonforfeitable.

    (d) In the event the Employer specifies a benefit formula in the Adoption Agreement which makes use of the permitted disparity rules described in Section 4.01A, Required Employee Contributions shall be allocated to each Participant's Required Employee Contribution Account.

    SECTION 3.03 - LIMITATIONS ON BENEFITS:
    --------------------------------------

    (a)   Maximum Annual Benefit:  Subject to certain exceptions described
          ----------------------
          below, the Annual Benefit payable under this Plan in any Limitation Year shall not exceed the lesser of: (i) $90,000 as adjusted by Code
          Section 415(d) (the defined benefit dollar limitation); or (ii) 100% of the Participant's average Section 415 Compensation for the period of three consecutive years (or actual number of years for Employees who have been employed for fewer than three years) during which the Employee had the greatest aggregate Section 415 Compensation from the Employer. In determining an Employee's average Section 415 Compensation, a Year of Service with the Employer is the twelve (12) consecutive month period coincident with the Plan Year.

    (b)   Definition of Annual Benefit:  For purposes of this Article,
          ----------------------------
          "Annual Benefit" means a benefit payable in the form of a straight life annuity on an annual basis with no ancillary benefit. If a benefit is payable in any form other than a straight life annuity or a qualified joint and survivor annuity, the Annual Benefit limitation shall be applied by adjusting it to the equivalent of a straight life annuity in accordance with the regulations prescribed by the Secretary of the Treasury. The interest rate assumption used to determine actuarial equivalence will be the greater of the interest rate specified in the Adoption Agreement without regard to the applicable interest rate or five (5%) percent. The Annual Benefit does not include any benefits attributable to Required Employee Contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer. No actuarial adjustment to the benefit is required for (i) the value of benefits that are not directly related to retirement benefits (ancillary benefits), and (ii) the value of post-retirement cost-of-living increases made in accordance with Code Section 415(d) and Section 1.415-3(c)(2)(iii) of the regulations.

    (c)   Employer Plans Combined: For the purpose of the maximum
          -----------------------
          limitations of this Article, all defined benefit plans maintained by the Employer, whether or not terminated, shall be treated as a single defined benefit plan, and all defined contribution plans maintained by the Employer, whether or not terminated, shall be treated as a single defined contribution plan. Any Employee contributions made to the defined benefit plan, whether required or voluntary, shall be considered to be a separate defined contribution plan.

    (d)   Adjustments to Maximum Dollar Limitation:
          ----------------------------------------

          (1) If the Annual Benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age sixty-two (62), the defined benefit dollar limitation as reduced in accordance with Section 3.03(f), if necessary, shall be determined as follows:

               (i) If a Participant's Social Security Retirement Age is sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age sixty-five (65).

              (ii) If a Participant's Social Security Retirement Age is greater than sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each of the first thirty-six (36) months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

          (2) If the Annual Benefit of a Participant commences prior to age sixty-two (62), the defined benefit dollar limitation shall be the actuarial equivalent of an Annual Benefit beginning at age sixty-two (62), as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age sixty-two (62). To determine actuarial equivalence, the interest rate assumption is the greater of the rate specified in the Adoption Agreement without regard to the applicable interest rate or five (5%) percent. Any decrease in the defined benefit dollar limitation determined in accordance with this provision shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

          (3) Notwithstanding paragraph (1) above, for Plan Years beginning prior to January 1, 1987 and for all Plan Years of an Employer exempt from tax under subtitle A of the Code, the $90,000 limit shall not be reduced if the Annual Benefit begins on or after age
               62. If the Annual Benefit begins before
               age 62, the dollar limitation shall be reduced so that it is the actuarial equivalent of the dollar limitation beginning at age
               62. However, the dollar limitation shall not be actuarially reduced to less than: (1) $75,000 if the Annual Benefit commences on or after age 55, or (2) the amount which is the actuarial equivalent of the $75,000 limitation at age 55 if the Annual Benefit commences prior to age 55. For purposes of adjusting the dollar limitation applicable prior to age 62 or the $75,000 limitation applicable prior to age 55, the adjustment shall be made pursuant to the Adoption Agreement except that the interest rate assumption shall be the greater of five (5%) percent or the rate specified in the Adoption Agreement (without regard to the applicable interest rate defined in Section 1.41) and the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

          (4) If the Annual Benefit begins after the Participant's Social Security Retirement Age (or for Plan Years beginning prior to January 1, 1987 and for all Plan Years of an Employer exempt from tax under Subtitle A of the Code, age 65), the dollar limitation shall be increased so that it is the actuarial equivalent of the dollar limitation at the Participant's Social Security Retirement Age (or for Plan Years beginning prior to January 1, 1987, age
               65). To determine actuarial equivalence, the interest rate assumption used is the lesser of the rate specified in the Adoption Agreement (without regard to the applicable interest rate defined in Section 1.41) or five (5%) percent.

          (5) For purposes of adjusting the dollar limitation applicable after the Participant's Social Security Retirement Age (or for Plan Years beginning prior to January 1, 1987 and for all Plan Years of an Employer exempt from tax under Subtitle A of the Code, age
               65), the adjustment shall be made pursuant to the Adoption Agreement except that the interest rate assumption shall be the lesser of five (5%) percent or the rate specified in the Adoption Agreement (without regard to the applicable interest rate defined in Section 1.41) and the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

    (e)   Cost of Living Adjustment in Maximum Limitation:  The maximum
          -----------------------------------------------
          dollar limitation of $90,000 shall be automatically adjusted as provided by Code Section 415(d) to reflect increases in cost-of-living made after

          December 31, 1987 in accordance with regulations prescribed by the Secretary of the Treasury. Adjustments to the dollar limitation shall not be taken into account before the Limitation Year which ends with or within the calendar year for which such adjustments are effective.

    (f) If a Participant has fewer than ten (10) years of participation in the Plan at the time he begins to receive benefits under the Plan, the limitations in Sections 3.03(a)(i) and 3.03(d) shall be reduced by multiplying such limitations by a fraction (i) the numerator of which is the number of years of participation (or part thereof) in the Plan and (ii) the denominator of which is ten (10), provided, however, that said fraction shall in no event be less than 1/10th. The limitations of Sections 3.03(a)(ii) shall be reduced in the same manner except the preceding sentence shall be applied with respect to Years of Service with the Employer rather than years of participation in the Plan. Years of Service shall include future years occurring before the Participant's Normal Retirement Age. Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age, only if it can be reasonably anticipated that the Participant will receive a Year of Service for such year. Additionally, to the extent provided in regulations, the above described reductions shall be applied separately with respect to each change in the benefit structure of the Plan.

               Notwithstanding the foregoing, for Limitations Years beginning prior to January 1, 1987, if a Participant has fewer than ten (10) Years of Service with the Employer at the time he begins to receive benefits under the Plan, the limitations in Sections 3.03(a) and (d) shall be reduced by multiplying such limitations by a fraction (i) the numerator of which is the number of Years of Service (or part thereof) with the Employer and (ii) the denominator of which is ten (10).

    (g)   Exception Benefit: Subject to the limitations of subparagraph (f)
          -----------------
          above, the Projected Retirement Benefit (without regard to the age at which benefits commence) payable with respect to a Participant shall not be considered as exceeding the limitations of subparagraph (a) hereof if the benefit attributable to Employer contributions under the Plan and all other defined benefit plans of the Employer does not exceed $1,000 multiplied by the Participant's number of Years of Service or parts thereof (not to exceed 10) with the Employer, and the Employer has not at any time maintained a defined contribution plan, a welfare benefit plan as defined in Code Section 419(e), or an individual medical account as defined in Code Section 415(1)(2) in which such Participant participated.

    (h)   Preservation of Accrued Retirement Benefit: Notwithstanding the
          ------------------------------------------
          limitations provided in subparagraph (a) hereof, the maximum annual benefit computed under subparagraph (a) shall be a Participant's Accrued Retirement Benefit payable under the Plan provisions in effect at the close of the last Plan Year beginning before January 1, 1983, if such Accrued Retirement Benefit is greater than the maximum annual benefit provided for in subparagraph (a) based upon his rate of compensation under the Plan in effect as of such date and based on the Years of Service to such date. For purposes of calculating a Participant's Accrued Retirement Benefit under this paragraph, no changes in the terms and conditions of the Plan after July 1, 1982 and no cost-of-living adjustments after July 1, 1982 shall be taken into account.

               With respect to a plan that was in existence on May 6, 1986 and that met the applicable requirements of Code Section 415 as in effect for all Limitation Years: If the Current Accrued Benefit of an individual who is a Participant as of the first day of the Limitation Year beginning on or after January 1, 1987 exceeds the benefit limitations under Code Section 415(b), for purposes of Code Sections 415(b) and (e), the maximum annual benefit computed under subparagraph
          (a) hereof with respect to such individual shall be equal to such individual's Current Accrued Benefit. For purposes of this Section, "Current Accrued Benefit" means a Participant's Accrued Retirement Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987 when expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of the Participant's Current Accrued benefit, the following shall be disregarded:

          (1) any change in the terms and conditions of the Plan after May 5, 1986; and

          (2)  any cost-of-living adjustment occurring after May 5, 1986.

    (i)   Multiple Plan Reduction: If an Employee is covered (or has ever
          -----------------------
          been covered) by another plan maintained by the Employer, including a qualified plan, a welfare benefit fund as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), which provides an annual addition as described in Section 3.03(j), the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0.

               The defined benefit plan fraction for any Limitation Year is a fraction (i) the numerator of which is the sum of the Projected Retirement

          Benefit of the Participant under this Plan (determined as of the close of the Plan Year), and the Projected Retirement Benefits from all plans maintained by the Employer (whether or not terminated) under which the Participant is or ever was covered, and (ii) the denominator of which is the greater of the product of 1.25 multiplied by the Accrued Retirement Benefit described in 3.03(h) or lesser of: (1) the product of 1.25 multiplied by the maximum dollar limitation determined under Code Section 415(b)(1)(A) and 415(d) for such Limitation Year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) for such Limitation Year.

               Notwithstanding the above, if the Participant was a Participant as of the first day of the Limitation Year beginning on or after January 1, 1987, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 1.25 multiplied by the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

               The defined contribution plan fraction for any Limitation Year is a fraction (i) the numerator of which is the sum of the Annual Additions to the Participant's account for the current Limitation Year and all prior Limitation Years under this Plan and any other defined contribution plan or defined benefit plan maintained or ever maintained by the Employer (whether or not terminated) including a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account as defined in Code Section 415(1)(2), and
          (ii) the denominator of which is the sum of, for each Year of Service with the Employer (regardless of whether or not a plan was maintained by the Employer), the lesser of the following amounts: (1) The product of 1.25 multiplied by the dollar limitation determined under Code
          Section 415(c)(1)(A) for such Limitation Year (determined without regard to Code Section 415(c)(6)), or (2) the product of 1.4 multiplied by the amount which may be taken into account under Code
          Section 415(c)(1)(B) for such Limitation Year.

    (j)   Definition of Annual Additions: For purposes of this Article,
          ------------------------------
          "Annual Additions" means the sum credited to a Participant's accounts under a defined contribution or defined benefit plan for any Limitation Year of (i) Employer contributions to such defined contribution plan, (ii) Employee contributions (except, however, for Limitation Years beginning prior to

          January 1, 1987, only that portion of Employee contributions equal to the lesser of (a) Employee contributions in excess of six (6%) percent of Section 415 Compensation or (b) one-half ( 1/2) of Employee contributions, shall be considered an annual addition), (iii) forfeitures, (iv) amounts allocated after March 31, 1984, to an individual medical account, as defined in Code Section 415(1)(2) which is part of a pension or annuity plan maintained by the Employer, and
          (v) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer.

    (k)   Definition of Employee Contributions: For purposes of applying
          ------------------------------------
          the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an Annual Addition. In addition, the following are not Employee Contributions for the purposes of the above paragraph:

          (1) rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3));

          (2)  repayments of loans made to a Participant from the Plan;

          (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs);

          (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and

          (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6). The Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as Annual Additions.

    (l)   Transition Rules Where the Sum of Defined Contribution and
          ----------------------------------------------------------
          Defined Benefit Plan Fractions Exceeds 1.0:
          ------------------------------------------

          (1) If an Employee is a Participant in one or more defined benefit and one or more defined contribution plans which were in existence on July 1, 1982 and which satisfied the requirements of Code Section 415 for the last Limitation Year beginning before January 1, 1983, the numerator of the defined contribution plan fraction shall be permanently reduced so that the sum of the defined benefit plan fraction and the defined contribution plan fraction does not exceed 1.0. The numerator of the defined contribution plan fraction shall be reduced by an amount equal to the product of (i) the sum of the defined benefit plan fraction and the defined contribution plan fraction as of the determination date minus one (1), times (ii) the denominator of the defined contribution plan fraction as of the determination date. For purposes of this paragraph, the determination date is the day preceding the first Limitation Year beginning after 1982.

          (2) If an Employee is a Participant in one or more defined benefit plans and one or more defined contribution plans which are top-heavy plans required to substitute the number 1.0 for the number
               1.25 wherever it appears in Sections 3.03(i) hereunder for the first Limitation Year beginning after 1983, and which satisfied the requirements of Code Section 415 for the last Limitation Year beginning before 1984, the numerator of the defined contribution plan fraction shall be permanently reduced so that the sum of the defined benefit plan fraction and the defined contribution plan fraction shall not exceed 1.0. The numerator shall be reduced by an amount equal to the product of (i) the sum of the defined benefit plan fraction and the defined contribution plan fraction as of the determination date minus one (1), times (ii) the denominator of the defined contribution plan fraction as of the determination date. For purposes of this paragraph, the determination date is the day preceding the first Limitation Year after 1983.

          (3) If an Employee is a Participant as of the first day of the first Limitation Year beginning on or after January 1, 1987 in one or more defined benefit plans and one or more defined contribution plans which were in existence on May 6, 1986 and which satisfied the requirements of Code Section 415 for the last Limitation Year beginning before 1987, the numerator of the defined contribution plan shall be permanently reduced so that the sum of the defined benefit plan fraction and the defined contribution plan fraction shall not exceed 1.0. The numerator shall be reduced by an amount equal to the product of (i) the sum of the defined benefit plan fraction plus the defined contribution plan fraction as of the determination date minus one (1), times (ii) the denominator of the defined contribution plan fraction as of the determination date. For purposes of this paragraph, the determination date is the day preceding the first Limitation Year after 1986, without regard to any change in the terms and conditions of the plans made after May 6, 1986, but subject to the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

    (m)   Special Rule for Defined Contribution Fraction:  At the election
          ----------------------------------------------
          of the Plan Committee, in applying the provisions of this subparagraph with respect to the defined contribution plan fraction for defined contribution plans in effect on or before July 1, 1982, for any Plan Year ending after December 31, 1982, the amount taken into account as the denominator for each Participant for all Plan Years ending before January 1, 1983 shall be an amount equal to the product of the amount of the denominator determined under this subparagraph for Plan Years ending before January 1, 1982, multiplied by a transition fraction (i) the numerator of which is the lesser of (1) $51,875 or (2) 1.4 multiplied by twenty-five (25%) percent of the Participant's Section 415 Compensation for the Plan Year ending in 1981, and (ii) the denominator of which is the lesser of (1) $41,500 or (2) twenty-five (25%) percent of the Participant's Section 415 Compensation for the Plan Year ending in 1981.

               Notwithstanding the foregoing, for any Limitation Year in which the Plan is top-heavy, $41,500 shall be substituted for $51,875 in determining the transition fraction described above unless the extra minimum benefit is being provided pursuant to Section 14.07. However, for any Limitation Year in which the plan is a Super Top-Heavy Plan, $41,500 shall be substituted for $51,875 in any event.

    (n)   Excessive Benefit: If the sum of the defined benefit plan
          -----------------
          fraction and the defined contribution plan fraction exceeds 1.0 in any Limitation Year for any Participant in this Plan, the Employer shall adjust the numerator of the defined contribution plan fraction so that the sum of both fractions shall not exceed 1.0 in any year for such Participant. If, after such limitation to the numerator of the defined contribution fraction, the sum of the defined benefit plan fraction and the defined contribution plan fraction still exceeds 1.0, the Employer shall then adjust the numerator of the defined benefit plan fraction so that the sum of both fractions does not exceed 1.0 in any Limitation Year for such Participant.

               If (i) the substitution of 1.0 for 1.25 and $41,500 for $51,875 above or (ii) the excess benefit accruals or annual additions provided for in Internal Revenue Service Notice 82-19 cause the 1.0 limitation to be exceeded for any Participant in any Limitation Year, such Participant shall be subject to the following restrictions for each future Limitation Year until the 1.0 limitation is satisfied: (1) the Participant's Accrued Retirement Benefit shall not increase, (2) no Annual Additions shall be credited to such Participant's account, and (3) no Employee contributions shall be made by or on behalf of the Participant under any defined benefit plan or defined contribution plan of the Employer.

    (o)   Plan of Controlled Group of Corporations: For the purpose of
          ----------------------------------------
          this Article, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 415(h)) or is a member of an affiliated service group (as defined by Code Section 414(m)), all Employees of such Employers, and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o), shall be considered to be employed by a single Employer.

    (p)   Effective Date:  Notwithstanding Section 1.15 to the contrary,
          --------------
          the provisions of this Section 3.03 shall be effective for Plan Years beginning after December 31, 1986 except where otherwise indicated in the context of any paragraph.

     SECTION 3.04 - ANNUAL VALUATION: As of the Effective Date and each
     -------------------------------
Anniversary Date of the Plan, the System Coordinator shall ascertain the amount which, when added to the Required Employee Contributions, if any, must be contributed by the Employer for the current Plan Year in order to fund the benefits of the Plan on a sound actuarial basis in accordance with the Plan's computation method and actuarial assumptions. In arriving at the amount required to be contributed by the Employer for the second and subsequent Plan Years, the System Coordinator shall use the value of assets determined by the Trustee as of the immediately preceding Valuation Date and shall adjust the value so determined to a Valuation value by means of an acceptable formula recommended by the actuary and approved by the Plan Committee.

     Notwithstanding anything to the contrary above, in no event shall the actuarial asset valuation method result in an actuarial value of Plan Assets which is less than eighty (80%) percent of the current fair market value of Plan Assets at the Valuation Date or more than one-hundred twenty (120%) percent of the current fair market value of Plan Assets at the Valuation Date.

     SECTION 3.05 - INCORPORATION BY REFERENCE: Notwithstanding anything
     -----------------------------------------
contained in this Article to the contrary, the limitations, adjustments, and other requirements prescribed in this Article shall at all times comply with the provisions of Code Section 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                                   ARTICLE IV
                                    BENEFITS
                                    --------

     SECTION 4.01 - BENEFIT FORMULA/BASIC FORM OF BENEFIT/BENEFIT ACCRUAL
     --------------------------------------------------------------------
SERVICE: The Employer shall specify in its Adoption Agreement the retirement
-------
benefit formula used to calculate a Participant's Projected Retirement Benefit and the Considered Compensation to be used in the computation of benefits. The normal retirement benefit of each Participant shall not be less than the largest periodic benefit that would have been payable to the Participant upon separation from service at or prior to Normal Retirement Age under the Plan exclusive of social security supplements, premiums on disability or term insurance, and the value of disability benefits not in excess of the normal retirement benefit. For purposes of comparing periodic benefits in the same form, commencing prior to and at Normal Retirement Age, the greater benefit is determined by converting the benefit payable prior to Normal Retirement Age into the same form of annuity benefit payable at Normal Retirement Age and comparing the amount of such annuity payments. In the case of a top-heavy plan, the normal retirement benefit shall not be smaller than the minimum benefit to which the Employee is entitled under Section 14.04.

     The Employer shall specify in its Adoption Agreement the basic form of benefit payments for purposes of determining the funding requirements of the Plan.

     Considered Compensation shall be determined as of the date sixty (60) days prior to the Valuation Date unless otherwise specified in the Adoption Agreement. The Employer shall also specify in its Adoption Agreement whether retirement benefits shall be computed on a career average basis or a final average pay basis and the basic form of payment of monthly retirement benefits from the Plan.

     For purposes of determining a Year of Service for benefit accrual, the accrual computation period shall be specified in the Adoption Agreement. In the event a Participant is credited with fewer than 2,000 Hours of Service in the accrual computation period, such Participant shall be credited with one-twelfth (1/12) Year of Service for each month during such accrual computation period in which the Participant is credited with at least eighty-three (83) Hours of Service; provided, however, Years of Service not required to be counted for vesting purposes pursuant to Section 4.05 on account of the Participant incurring a Break in Service shall not be counted for purposes of benefit accrual.

     A Participant shall be credited with eighty-three (83) Hours of Service in each month of his employment during an accrual computation period if, during such period, his average number of Hours of Service per month equals or exceeds eighty-three (83) Hours. Notwithstanding the above, in the event a Participant completes 1,000 Hours of Service in a period of less than six (6) consecutive months, he shall receive a pro-rata portion of his Accrued Retirement Benefit for the year equal to his actual number of Hours of Service completed in the computation period divided by 2,000.

     Unless the Participant elects an optional form of benefit payment under
Section 5.01(b), payment of normal retirement benefits under this Section 4.01 or Section 4.01A shall be in the form of a qualified joint and survivor annuity described in Section 5.01(a).

     Safe Harbor Accrual:  If after crediting accruals in accordance with the
     -------------------
above paragraph the Plan does not satisfy both the "Minimum Coverage Requirements" of Code Section 410(b) and applicable regulations and the "Minimum Participation Requirements" of Code Section 401(a)(26) and applicable regulations, any Participant who completes more than 500 Hours of Service during the Plan Year and who is employed on the last day of the Plan Year shall receive an accrual for the Plan Year which bears the same ratio to a full accrual as the number of hours the Participant actually completes bears to 2,000. Such benefit shall be based upon the Considered Compensation the Participant would have earned had he completed 2,000 Hours of Service.

     If after crediting accruals in accordance with the above paragraph the Plan still does not satisfy both the Minimum Coverage Requirements and the Minimum Participation Requirements, any Participant who completes more than 500 Hours of Service during the Plan Year, regardless of employment status at the end of the Plan Year, shall receive an accrual for the Plan Year which bears the same ratio to a full accrual as the number of hours the Participant actually completes bears to 2,000. Such benefit shall be based upon the Considered Compensation the Participant would have earned had he completed 2,000 Hours of Service.

     SECTION 4.01A -  BENEFIT FORMULA SUBJECT TO PERMITTED DISPARITY:  In the
     ---------------------------------------------------------------
event the benefit formula specified in the Adoption Agreement incorporates permitted disparity provisions, the benefit formula shall comply with the limitations described in Code Section 401(l) and applicable laws and regulations. Except as otherwise provided by the transitional rules in (c) below, the provisions of this Article shall apply to Plan Years and benefits attributable to Plan Years beginning after December 31, 1988. Pursuant to the above, the following limitations shall be observed to the extent applicable in addition to any other limitations required by the Adoption Agreement.

    (a)   Reduction to Maximum Excess Allowance:  The following reduction
          -------------------------------------
          shall be applied to the .75% limit of the maximum excess allowance in addition to any other reductions required by the Plan.

          (i) For a unit benefit plan the .75% limit shall be reduced for Years of Service in excess of thirty-five (35) to the extent necessary so that total Years of Service times the new percentage limit does not exceed 26.25%;

         (ii) The .75% limit shall be reduced for retirement earlier than the Participant's Social Security Retirement Age in accordance with
               Section 4.04;

    (b)   Reductions to Maximum Offset Allowance:  The following reduction
          --------------------------------------
          shall be applied to the .75% limit of the maximum offset allowance in addition to any other reductions required by the Plan.

          (i) The .75% limit shall be reduced for retirement age earlier than the Participant's Social Security Retirement Age in accordance with Section 4.04;

         (ii) Notwithstanding any plan provision to the contrary, the amount of the Plan's offset shall not exceed the maximum offset otherwise allowable prior to Plan Years beginning in 1989 reduced 1/15th for each of the first five (5) years and 1/30th for each of the next five (5) years by which the starting date of such benefit precedes Social Security Retirement Age and reduced actuarially for each additional year thereafter.

    (c)   Transitional Rule:  The following transitional rule shall apply
          -----------------
          to all Participants with at least one (1) Hour of Service in a Plan Year beginning after December 31, 1988. A Participant's Accrued Retirement Benefit under the Plan as of any Plan Year beginning after December 31, 1988 shall be equal to the greater of (i) the Participant's Accrued Retirement Benefit determined under the plan as of the close of the last Plan Year beginning before April 1, 1989 as if the Participant terminated employment with the Employer on the date the Plan was amended and restated to comply with the Tax Reform Act of 1986, or (ii) the Participant's Accrued Retirement Benefit taking into account the Participant's total Years of Service for accrual purposes based on the benefit formula under the Plan in effect for Plan Years beginning on or after January 1, 1989.

               If a Participant's Accrued Retirement Benefit is adjusted in accordance with the above transitional rule, then with respect to benefits accruing during Plan Years beginning after December 31, 1988, each Participant will accrue a benefit of not less than (i) .5% of the Participant's total Average Monthly Compensation times Years of Service for accrual purposes (if the Plan uses a unit benefit formula), or (ii) 25% of the Participant's total Average Monthly Compensation (if the Plan uses a fixed benefit formula). The 25% minimum in (ii) above shall be reduced 1/50th for each Year of Service (for accrual purposes) less than 50 as of the date the accrual is measured.

     SECTION 4.02 - RETIREMENT SUBSEQUENT TO NORMAL RETIREMENT DATE: In the
     --------------------------------------------------------------
event a Participant continues in the employment of the Employer beyond his Normal Retirement Date, receipt of his benefit shall be deferred until date of actual retirement, or, if provided in the Adoption Agreement, the Participant shall have the option to have such payments begin at any time after Normal Retirement Date.

     In the event such a Participant elects to defer receipt of his retirement benefits, such benefits payable at date of actual retirement shall be increased by the greater of (i) credit for accrual of benefits received for Years of Service after his Normal Retirement Date, or (ii) the actuarial equivalence of the single sum value of the benefit to which the Participant was entitled as of the later of the immediately preceding Valuation Date or Normal Retirement Date increased by the greater of the interest actually earned by the Plan or by the interest assumption specified by the Employer for actuarial equivalence for monthly benefits. The interest assumption shall be determined by the rate specified in the Adoption Agreement without regard to the applicable interest rate.

     In the event such a Participant elects to begin receipt of the payment of retirement benefits, such benefits will commence being paid as if the Participant had actually retired on his Normal Retirement Date. As of each Valuation Date subsequent to Normal Retirement Date but prior to his actual retirement date, such Participant shall be entitled to a monthly retirement benefit payable each subsequent Plan Year equal to the benefit determined in the preceding paragraph offset by the actuarial equivalent value of the total benefit distributions made by the close of the Plan Year.

     SECTION 4.03 - ADJUSTMENTS IN RETIREMENT BENEFITS: The Projected Retirement
     -------------------------------------------------
Benefit for each Participant shall be adjusted upward or may be adjusted downward on each Anniversary Date to reflect increases or decreases in Considered Compensation which have not theretofore been taken into consideration in computing the amount of Projected Retirement Benefit which such Participant shall be entitled to receive at his Normal Retirement Date.

     SECTION 4.04 - EARLY RETIREMENT: The Employer may provide in the Adoption
     -------------------------------
Agreement for payment of benefits prior to a Participant's Normal Retirement Date upon separation from service after completion of a specified number of Years of Service with the Employer or years of Plan participation and/or attainment of a specified age. If qualification for early retirement benefits is conditioned upon satisfaction of both an age and service requirement, a Participant who satisfied the service requirement for such early retirement benefit, but separates from service (with a vested interest in his Accrued Retirement Benefit) before satisfying such age requirement, shall be entitled upon satisfying such age requirement to receive a benefit not less than the benefit to which he would be entitled at Normal Retirement Date actuarially reduced in the same method prescribed in the Adoption Agreement for payment of retirement benefits prior to reaching his Normal Retirement Date. Such early retirement benefit shall be payable in accordance with the vesting schedule specified in the Adoption Agreement

     If the retirement benefit formula specified in the Adoption Agreement prescribes benefits which are integrated with Social Security, then early retirement benefits shall not be greater than the actuarial value of the Participant's Vested Accrued Retirement Benefit. This requirement will be met if either of the following adjustments is made:

    (a) The Participant's Vested Accrued Retirement Benefit is reduced 1/15 for each of the first five (5) years and 1/30 for each of the next five (5) years by which the payment of early retirement benefits precedes the Participant's Social Security Retirement Age; or

    (b) The maximum permissible integration percentage of the retirement benefit formula is reduced by the percentage of the greatest difference between the actual early retirement reduction used, if any, and the reduction specified in subparagraph (a) above.

     Any Participant who is eligible to receive early retirement benefits may request the Plan Committee to authorize the commencement of such benefits as of the first day of any month coincident with or which next follows the Participant's Early Retirement Date or, in lieu thereof, may request that payment of benefits not commence until the Participant reaches his Normal Retirement Date. Unless the Participant elects an optional form of benefit payment under Section 5.01(b), payment of early retirement benefits shall be in the form of a qualified joint and survivor annuity described in Section 5.01(a).

     SECTION 4.05 - VESTING SERVICE/SEVERANCE BENEFIT: All of an Employee's
     ------------------------------------------------
Years of Service with the Employer shall be counted to determine his vested percentage in his Accrued Retirement Benefit derived from Employer contributions except service excludable under the Break in Service rules described below or as specified in the Adoption Agreement. A Participant shall at all times be one-hundred (100%) percent vested in that portion of his Accrued Retirement Benefit derived from Employee Contributions, if any.

     Unless otherwise specified in the Adoption Agreement, the computation period for determining Years of Service and Breaks in Service for purposes of calculating a Participant's vested percentage shall be the twelve (12) consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer and each anniversary of such date.

     For vesting purposes, a Former Participant who had a vested interest in all or any portion of his Accrued Retirement Benefit derived from Employer contributions at date of termination from service shall receive credit for Years of Service prior to a Break in Service upon becoming re-employed by the Employer, unless they may be disregarded by reason of previous Breaks in Service.

     A Former Participant who did not have a vested interest in all or any portion of his Accrued Retirement Benefit derived from Employer Contributions at date of termination from Service shall receive credit for Years of Service prior to such Break in Service upon becoming re-employed by the Employer if the number of consecutive one-year Breaks in Service is less than the greater of five (5) years or the aggregate number of Years of Service before such Break. Such aggregate number of Years of Service before such Break in Service shall be deemed not to include any Years of Service not required to be taken into account by reason of any prior Break in Service.

     Any Participant whose service with the Employer is terminated prior to his Normal Retirement Date and who is not otherwise eligible to receive benefits under some other provision of the Plan, shall have his benefits determined as follows:

    (a) The Participant's Accrued Retirement Benefit derived from Required Employee Contributions (as calculated in Section 4.06 below), if any, computed at date of severance, plus

    (b) The Participant's Accrued Retirement Benefit derived from Employer contributions computed at date of severance multiplied by the appropriate vested percentage pursuant to the schedule specified in the Adoption Agreement, plus

    (c) The Participant's Required Employee Contributions plus interest, if any, allocated to a separate account under the Plan.

     Except as otherwise provided in Section 5.04, payment of Vested Accrued Retirement Benefits attributable to Employer contributions shall be delayed until the Participant's Normal Retirement Date and, unless the Participant elects an optional form of benefit payment under Section 5.01(b), payment of such benefits shall be in the form of a qualified joint and survivor annuity described in Section 5.01(a). No separated Participant's benefits or rights to benefits shall ever be decreased due to any increase in Social Security benefits.

     SECTION 4.06 - ACCRUED RETIREMENT BENEFIT DERIVED FROM REQUIRED EMPLOYEE
     ------------------------------------------------------------------------
CONTRIBUTIONS (PRE-1992): For Plan Years beginning prior to January 1, 1992, the
------------------------
Accrued Retirement Benefit derived from Required Employee Contributions shall be computed as follows:

    (a) The total amount of contributions made by a Participant as a condition of participation in the Plan and, where applicable, a prior plan; plus

    (b) Interest, if any, required by the terms of the prior plan to be paid on such contributions up to the ERISA compliance date; plus

    (c) Interest compounded annually at the rate of five (5%) percent from the ERISA compliance date or the date the Participant began participation in the Plan, whichever is later, to the end of the last Plan Year beginning before January 1, 1988 or the Participant's Normal Retirement Age whichever is earlier; plus

    (d)   (1)  Interest compounded annually at the rate of one-hundred twenty
               (120%) percent of the Federal mid-term rate (as in effect under Code Section 1274 for the first month of the Plan Year) from the beginning of the first Plan Year commencing after December 31, 1987 to the "determination date." (For purposes of this paragraph, the "determination date" is the date as of which the Employee derived Accrued Retirement Benefit is determined.); plus

          (2) Interest compounded annually at the "projected rate" from the determination date (as defined in (1) above) to the Participant's Normal Retirement Date. For purposes of this paragraph, the "projected rate" is either the Plan's rate for determining actuarial equivalence for lump sum benefits specified in the Adoption Agreement or the rate for determining plan liabilities by the Pension Benefit Guaranty Corporation on plan termination, whichever rate provides the higher lump sum value at the Valuation Date. The mortality assumption used for this determination shall be the mortality assumption specified in the Adoption Agreement for determining lump sum benefits.

    (e) If the benefit is paid in a form of annuity involving life contingencies, the amount of the annuity shall be determined using the interest and mortality assumptions specified in subparagraph (d)(2) above.

     Where the terms of the Plan, or prior plan, at any time require that an Employee make contributions in order to be a Participant, and the Plan or prior plan has been amended so as to no longer require contributions, the Participant's Accrued Retirement Benefit derived from Required Employee Contributions and Accrued Retirement Benefit derived from Employer Contributions shall be determined as if the Plan required contributions of the Employee as a condition of participation at the time of termination of employment. This section, however, shall not apply to the extent that the contributions the Participant has made to the Plan (or prior plan) have been refunded.

     The Accrued Retirement Benefit shall equal the excess, if any, of the Accrued Retirement Benefit over the Accrued Retirement Benefit derived from Required Employee Contributions. A Participant shall be 100% Vested in the Employee derived Accrued Retirement Benefit.

     SECTION 4.07 - ALLOCATION OF REQUIRED EMPLOYEE CONTRIBUTIONS TO SEPARATE
     ------------------------------------------------------------------------
PARTICIPANT ACCOUNTS:  Any Required Employee Contributions made for Plan Years
--------------------
beginning on or after January 1, 1992 shall be allocated to individual Participant Accounts. The Plan Committee shall establish and maintain individual Participant Accounts for each Participant. The Employer shall provide the Plan Committee with all information required by the Plan Committee to make a proper allocation to Participant Accounts as follows:

    (a)   Net Income (or Loss):  As of each Valuation Date, Participant
          --------------------
          Accounts (including Accounts of Former Participants) shall be adjusted to reflect any net appreciation or net depreciation in Plan Assets, gains, losses, or expenses of Plan administration (if the Plan Committee has directed the Trustee to pay such expenses from Plan Assets) attributable to Participant Accounts. Adjustments to Participant Accounts shall be based on the ratio in which the average monthly Account balance of each Account bears to the average monthly Account balance of all Participant Accounts. The average monthly Account balance shall be determined by taking the sum of the balances of each Account as of the last day of each month during the valuation period, adjusted for monthly allocations made thereto for Required Employee Contributions, and dividing by the number of months in the valuation period.

    (b)   Required Employee Contributions:  Required Employee Contributions
          -------------------------------
          shall be allocated to each Participant's Account in an amount equal to the Participant's Required Employee Contributions made for the Plan Year.

     SECTION 4.08 - CONTRIBUTION PERCENTAGE TESTS AND ADJUSTMENT FOR EXCESSIVE
     -------------------------------------------------------------------------
ALLOCATIONS:
-----------

    (a)   Contribution Percentage Tests:  For each Plan Year, the annual
          -----------------------------
          allocation derived from Required Employee Contributions to a Participant's Account shall satisfy one of the following tests:

          (1)  The Average Contribution Percentage for the Highly
               Compensated Participants shall not be more than the Average Contribution Percentage for the Non-Highly Compensated Participants multiplied by 1.25, or

          (2) The excess of the Average Contribution Percentage for the Highly Compensated Participants over the Average Contribution Percentage for the Non-Highly Compensated Participants shall not be more than two (2) percentage points (or such lesser amount determined pursuant to regulations to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Participant), and the Average Contribution Percentage for the Highly Compensated Participants shall not exceed the Average Contribution Percentage for the Non-Highly Compensated Participants multiplied by two (2).

    (b)   Average Contribution Percentage:  "Average Contribution
          -------------------------------
          Percentage" means the average of the ratios, calculated separately for each Eligible Employee, of the sum of Required Employee Contributions, if any, made for the Plan Year to such Participant's Compensation for the Plan Year.

    (c)   Compensation:  For the purposes of this Section, the term
          ------------
          "Compensation" shall mean the Total Compensation earned while a Participant in the Plan for such Plan Year.

    (d)   Aggregation of Plans:  For the purposes of this Section, if two
          --------------------
          (2) or more plans are considered as one (1) plan for the purposes of Code Section 401(a)(4) or 410(b), or if a Highly Compensated Participant is a Participant under two (2) or more plans of the Employer or an Affiliated Employer, all such plans shall be treated as one (1) plan for purposes of applying the contribution percentage tests.

    (e)   Distribution of Excess Allocation:  In the event the Average
          ---------------------------------
          Contribution Percentage for the Highly Compensated Participants exceeds the permissible percentage relative to the Average Contribution Percentage for the Non-Highly Compensated Participants specified in subparagraph (a) above, the Plan Committee (on or before the fifteenth day of the third month following the end of the Plan Year, if possible, but in no event later than the last day of the twelve (12) month period immediately following such Plan Year) shall direct the Trustee to distribute the "Excess Aggregate Contributions" (and any income allocable to such contributions for the Plan Year and the period between the end of the Plan Year and the date of distribution) to the Highly Compensated Participants to the extent necessary to satisfy the tests described in subparagraph (a). Such distribution shall be made to the Highly Compensated Participants in order of their contribution percentages (derived from Required Employee Contributions, if any) beginning with the Highly Compensated Participant having the highest contribution percentage and continuing in a manner such that no reduction is made with respect to any Highly Compensated Participant as long as any other Highly Compensated Participant has a higher percentage in effect of Required Employee Contributions to Compensation.

          For purposes of this Section, "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

          (1) The aggregate amount of Required Employee Contributions, if any, actually made by the Highly Compensated Participant for such Plan Year, over

          (2) The maximum amount of such contributions permitted by the limitations of subparagraph (a) above.

    (f)   Interim Average Contribution Percentage Test:  At any time prior
          --------------------------------------------
          to the end of the Plan Year the Plan Committee may, in its sole discretion, perform one or more Average Contribution Percentage Tests in order to project the results of the Average Contribution Percentage Tests for the Plan Year. In the event the Plan Committee determines from this interim test that the limitations of subparagraph (a) above are expected to be exceeded, it may either cease or reduce Required Employee Contributions for the Highly Compensated Participants in a manner similar to the leveling method described in subparagraph (e) above to the extent necessary to meet the limitations of subparagraph
          (a).

    (g) In the case of a Highly Compensated Participant whose contribution percentage is determined under the family aggregation rules, the determination and correction of the amount of excess contributions shall be made by reducing the Highly Compensated Participant's contribution percentage as required in subparagraph (b) above and allocating the excess contributions for the family group among the family members in proportion to the Excess Aggregate Contributions of each family member that is combined to determine the contribution percentage of the family group.

     SECTION 4.09 - TOTAL AND PERMANENT DISABILITY: Unless otherwise specified
     ---------------------------------------------
in the Adoption Agreement, a Participant shall become one-hundred (100%) percent vested in his Accrued Retirement Benefit upon Total and Permanent Disability and shall be eligible for a distribution of his benefit in accordance with Article
V. If the retirement benefit formula elected by the Employer prescribes benefits which are integrated with Social Security, a Participant must be eligible for disability benefits under the Social Security Act in order to qualify for disability benefits under the Plan. The disability status of a Participant if the Plan is not integrated with Social Security shall be determined by the Plan Committee.

     Unless the Participant elects an optional form of benefit payment under
Section 5.01(b), payment of disability benefits shall be in the form of a qualified joint and survivor annuity described in Section 5.01(a). Any amount due a disabled Participant at date of death will be paid to his designated Beneficiary in accordance with the manner of payment elected by the Participant.

    SECTION 4.10 - DEATH BENEFITS:
    -----------------------------

    (a)   Amount of Death Benefit:
          -----------------------

          (1)  Before Normal Retirement Age Participants: The Employer
               -----------------------------------------
               shall specify in its Adoption Agreement the death benefit to be paid to the Beneficiary of a Participant who dies prior to Normal Retirement Age while employed by the Employer and who was accruing a benefit under the Plan as of the date of death. The death benefit shall in no event be less than the present value of such Participant's Vested Accrued Retirement Benefit, if any.

          (2)  Separated Participants: The death benefit payable to a
               ----------------------
               Participant who has separated from service with a deferred Vested Accrued Retirement Benefit shall be the present value of such deferred Vested Accrued Retirement Benefit.

          (3)  On or after Normal Retirement Age: The death benefit payable
               ---------------------------------
               to a Participant who dies on or after reaching Normal Retirement Age but prior to commencement of payment of retirement benefits shall be the present value of the reserve required to provide the Participant's Accrued Retirement Benefit which the Participant would have been entitled to receive had the Participant retired as of the date of death.

          (4)  After Commencement of Retirement Benefits: In the event of
               -----------------------------------------
               death of a Participant subsequent to the commencement of retirement benefits, such Participant's Beneficiary shall be entitled to whatever death benefit may be available, if any, pursuant to the benefit option under which the Participant's benefit is being paid.

          (5)  Incidental Death Benefit Limitation: Death Benefits provided
               -----------------------------------
               by the Plan shall be incidental to the retirement benefits hereunder and shall not exceed the greatest of (i), (ii), or
               (iii) below:

               (i) one-hundred (100) times the Participant's Projected Monthly Retirement Benefit plus Required Employee Contributions, if any, with interest credited thereon;

              (ii) the reserve which would be accumulated in a typical retirement income contract to provide the Participant's Projected Monthly Retirement Benefit, or;

             (iii) the face amount of any whole life insurance contract or term insurance contract in effect on the life of a Participant plus one-hundred (100%) percent of such Participant's actuarial reserve. Such reserve shall be equal to the accumulated value of the deposits, as of the date of death of the

                    Participant, that would have been required to fund the monthly Projected Retirement Benefit on the assumption that Plan benefits were funded using the level premium method of funding less any cash surrender value available under a whole life insurance contract. The normal cost shall be determined through the valuation date preceding the date of a Participant's death. If whole life or other cash value life insurance is purchased, the premium shall be less than sixty-six and two-thirds percent (66 2/3%) of the amount of a Participant's cost as determined under the level premium method of funding. In determining such limitations on any life insurance premiums, the Participant's normal cost, at any time, shall be the cumulative normal cost that would be required to be made on behalf of the Participant to fund his monthly Projected Retirement Benefit on the assumption that the monthly Projected Retirement Benefit was being funded on the level premium method of funding. If term insurance is purchased, then the sixty-six and two-thirds (66 2/3%) percent hereinabove shall be reduced to thirty-three and one-third (33 1/3%) percent. In addition the following shall apply:

                    (I) Level premium method means the calculation of a Participant's level normal cost for his monthly Projected Retirement Benefit based upon his attained age and using the interest rate currently used for funding the Plan. Changes which affect the level normal cost shall be taken into account in the year they occur, and

                   (II) If a Participant's premium exceeds the sixty-six and two-thirds (66 2/3%) percent limitation, then that Participant's death benefit shall be equal to the actuarial equivalent of his Accrued Retirement Benefit plus the proceeds of any whole life insurance contract or term insurance contract in effect on the life of the Participant, excluding any key man insurance. Any cash surrender value available under a whole life insurance contract shall be subtracted from the actuarial equivalent of the Accrued Retirement Benefit.

    (b)   Method for Funding Death Benefits: The Employer shall specify in
          ---------------------------------
          its Adoption Agreement one of the following methods or combination thereof for funding death benefits:

          (1) Death benefits provided through the facilities of the Death Benefit Reserve Account: It is specifically provided that if the Employer elects this method for any of its Participants, this method shall be applied consistently for at least seventy (70%) percent of its Participants. The anticipated cost to provide the death benefit for each Participant shall be calculated by the System Coordinator each year as a regular part of the funding liability of the Employer. The liability applicable to such death benefits shall be calculated in accordance with the 1960 Commissioner's Standard Group Table of Mortality with four (4%) percent interest. Mortality experience of all Employers electing to provide death benefits through the facilities of the Death Benefit Reserve Account shall be handled on a pooled basis. The System Coordinator shall allocate to the Death Benefit Reserve Account the anticipated cost to fund the death benefits applicable to the Participants of each Employer as of the Anniversary Date of such Employer's plan. Benefits paid by reason of the death of any such Participant shall be pro-rated in the Death Benefit Reserve Account among all Employers participating in such account in the ratio which the liability of each Employer in the account bears to the liability of all Employers in the account as of the Participant's date of death.

                    Upon the death of a Participant whose death benefits are
               provided through the facilities of the Death Benefit Reserve Account, the Plan Committee shall forward to the System Coordinator a certified copy of the death certificate and a copy of the Beneficiary designation executed by the Participant. The System Coordinator shall thereupon (1) calculate the death benefit payable, (2) calculate the amount to be charged against the account of each Employer participating in the

               Death Benefit Reserve Account, and (3) notify the Trustee of the amount to be charged against the account of each such Employer and of the amount of death benefits payable to the Beneficiary designated by the Participant.

                    It is specifically provided that the Trustee, at the
               direction of the System Committee and upon the advice of the System Coordinator, may reinsure any portion or all of the death benefits provided through the Death Benefit Reserve Account.

          (2) Death benefits provided through the purchase of insurance policies to the extent each Participant is insurable. The Trustee shall be owner and Beneficiary of such policies. This method of funding death benefits shall be considered as funded through Plan Assets.

    (c)   Designation of Beneficiary/Spousal Consent: Subject to the
          ------------------------------------------
          spousal consent requirements below, a Participant shall designate the Beneficiary entitled to receive death benefits under the provisions of this Section at the time and in the manner established by the Plan Committee, including the Beneficiary of any insurance contract issued on the Participant's life (unless death benefits are to be paid solely from Plan Assets). The Participant may at any time change his Beneficiary designation by filing written notice of such change which shall become effective upon its receipt by the Plan Committee. Death benefits which become payable on account of the death of a married Participant, except death benefits which exceed the present value of the Participant's Vested Accrued Retirement Benefit, shall be payable to such Participant's surviving spouse and the Participant shall be deemed to have named his surviving spouse as Beneficiary regardless of any Beneficiary designation to the contrary unless the spouse consents in writing to the Participant designating a Beneficiary other than the spouse. Written consent of the spouse to the Participant's naming someone else as Beneficiary shall be on the Beneficiary designation form furnished by the Plan Committee, shall acknowledge the specific nonspouse Beneficiary (including any class of Beneficiaries or contingent Beneficiaries), shall provide for the spouse acknowledging the effect of the consent, shall be witnessed by a Plan representative or notary public, and shall be effective only with respect to the spouse who signs it. Any prior designation by a Participant for whom no spousal consent was required prior to the time of payment of death benefits, but for whom spousal consent is required when benefits are paid, shall be void, and the Participant's spouse at date of death shall be deemed as his designated Beneficiary.

               Spousal consent in accordance with the preceding paragraph shall not be required if the Participant establishes to the satisfaction of the Plan Committee that he has no spouse, that the Participant's spouse cannot be located, or for such other reason as may be permitted by applicable regulations.

               In the event an unmarried Participant dies without leaving an effective Beneficiary designation, the death benefit shall be paid to the first-named Beneficiary, or class of Beneficiaries, of the following successive Beneficiaries who survive the Participant:

          (1) lawful descendants, including legally adopted persons, per stirpes and not per capita;

          (2)  father and mother, equally or all to the survivor;

          (3)  brothers and sisters, equally;

          (4) the duly appointed and qualified executor or administrator of the Participant's estate for the benefit of such estate.

    (d)   Proof of Death: The Plan Committee may require such proper proof
          --------------
          of death and such evidence of the right of any person to receive payment of the death benefits hereunder. The Plan Committee's determination of proper proof of death and the right of any person to receive payment shall be conclusive.

    (e)   Form of Payment:  Unless the Participant (or, where the Participant
          ---------------
          has died, the surviving spouse) elects an optional form of benefit payment under Section 5.01(b), payment of death benefits shall be in the form of a qualified joint and survivor benefit, if death occurs on or after the Participant's Normal Retirement Date, or a qualified pre-retirement survivor annuity if death occurs before the Participant's Normal Retirement Date.

                                   ARTICLE V
                            DISTRIBUTION OF BENEFITS
                            ------------------------

     SECTION 5.01 - DISTRIBUTION OF BENEFITS: The provisions of this Article V
     ---------------------------------------
shall apply to a Participant who is vested in amounts attributable to Employer contributions, Required Employee Contributions, if any, or both at the time of death or distribution. Benefits will be paid from this Plan only on death as provided by Sections 4.10 and 5.05, Total and Permanent Disability as provided by Section 4.09, termination of employment as provided by Section 4.05, Plan termination as provided by Article IX, early retirement as provided in the Adoption Agreement and Section 4.04, or at Normal Retirement Date as provided by
Section 4.01 or 4.01A in accordance with the following:

    (a)   Automatic Form of Distribution:
          ------------------------------

          (1)  Qualified Joint and Survivor Annuity: Unless otherwise
               ------------------------------------
               elected in accordance with the provisions of this Section, a Participant who is married on the annuity starting date as defined below and who does not die before the annuity starting date shall receive the value of Accrued Retirement Benefits hereunder in the form of an immediate qualified joint and survivor annuity payable as of the annuity starting date. Such qualified joint and survivor annuity following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to fifty (50%) percent of the rate at which such annuity was payable to the Participant. The Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five (75%) percent or one-hundred (100%) percent of the rate payable to a Participant during his lifetime.

                    An unmarried Participant shall receive the value of Accrued
               Retirement Benefits hereunder in the form of an immediate life annuity payable as of the annuity starting date. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the qualified joint and survivor annuity by a married Participant, but without the spousal consent requirement.

                    The qualified joint and survivor annuity and the life
               annuity form of distribution shall be the actuarial equivalent of the basic form of benefit specified in the Adoption Agreement.

                    A Participant may elect to have the qualified joint and
               survivor annuity or life annuity, as applicable, distributed upon attainment of the earliest retirement age under the Plan, provided the Participant is no longer employed by the Employer on the date distribution begins (unless otherwise specified in the Adoption Agreement).

          (2)  Waiver Election: Any election to waive the qualified joint
               ---------------
               and survivor annuity must be made by the Participant in writing during the election period defined below and must be consented to in writing by the Participant's spouse. Such election shall designate a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiary, (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Plan Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by regulations.

               The election made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited, however any new election must comply with the requirements of this paragraph. Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in subparagraph 3 below.

          (3)  Election Period: The election period to waive the qualified
               ---------------
               joint and survivor annuity shall be the ninety (90) day period ending on the annuity starting date.

          (4)  Annuity Starting Date:  For purposes of this Section, the
               ---------------------
               annuity starting date means the first day of the first period for which an amount is payable as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit. The annuity starting date for disability benefits shall be the date such benefits commence if the disability benefit is not an auxiliary benefit. An auxiliary benefit is a disability benefit which does not reduce the benefit payable at Normal Retirement Age. If benefit payments in any form are suspended pursuant to Section 5.02 for an Employee who continues in service without a separation and who does not receive a benefit payment, the recommencement of benefit payments shall be treated as a new annuity starting date.

          (5)  Disclosure: With regard to the election, the Plan Committee
               ----------
               shall provide the Participant at least thirty (30) days but no more than ninety (90) days before the annuity starting date (and consistent with regulations) a written explanation of:

               (i) the terms and conditions of the qualified joint and survivor annuity,

              (ii) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity,

             (iii) the right of the Participant's spouse to consent to any election to waive the qualified joint and survivor annuity, and

              (iv) the right of the Participant to revoke, and the effect of such revocation of, a previous election to waive the qualified joint and survivor annuity, and

               (v) the relative values of the various optional forms of benefit under the Plan.

    (6)   Applicability: The qualified joint and survivor annuity
          -------------
          requirements provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Former Participants who are not credited with an Hour of Service on or after August 23, 1984 shall have the right to have a qualified joint and survivor annuities provided to them in accordance with the terms of this Plan in effect prior to the effective date of this amendment and restatement and in accordance with the provisions of Section 303(e)(1) of the Retirement Equity Act of 1984.

          (i)  Transitional Rules:  Any living Participant not receiving
               ------------------
               benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the other Sections of this Article, must be given the opportunity to elect to have the other Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of vesting service when he or she separated from service.

         (ii) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have this or her benefits paid in accordance with subparagraph (iv) below.

        (iii) The respective opportunities to elect (as described in (i) and (ii) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

         (iv) Any Participant who has elected pursuant to subparagraph (ii) above and any Participant who does not elect under subparagraph (i) or who meets the requirements of (i) except that such Participant does not have at least ten (10) years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

               (I) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                    (A) begins to receive payments under the Plan on or after Normal Retirement Age; or

                    (B) dies on or after Normal Retirement Age while still working for the Employer; or

                    (C) begins to receive payments on or after the qualified early retirement age; or

                    (D) separates from service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this Plan in the form of a qualified joint and survivor annuity, unless the

                         Participant has elected otherwise during the election period. The election period shall begin at least six
                         (6) months before the Participant attains qualified early retirement age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

              (II) Election of early survivor annuity. A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the qualified joint and survivor annuity if the Participant had retired on the date before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (i) the 90th day before the Participant attains the qualified early retirement age, or
                    (ii) the date on which participation begins, and ends on the date the Participant terminates employment.

             (III)  For purposes of this subparagraph (iv):

                    (A)  Qualified early retirement age is the latest of:

                         (i) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                        (ii) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

                       (iii)  the date the Participant begins participation.

                    (B) Qualified joint and survivor annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as described in Section 5.01(a).

          (7) The distribution of a benefit in the form of a qualified joint and survivor annuity shall require the Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age sixty-two (62).

          (8)  Spouse (Surviving Spouse):  Spouse means the spouse or
               -------------------------
               surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

    (b)   Alternate Forms of Distribution:
          -------------------------------

          (1)  Options: In the event a married Participant duly elects
               -------
               pursuant to subparagraph (a) above not to receive the Accrued Retirement Benefit in the form of a qualified joint and survivor annuity, or if such Participant is not married, in the form of a life annuity, the Plan Committee shall direct the Trustee to distribute to such Participant or the Participant's

               Beneficiary the Accrued Retirement Benefit under the Plan or in lieu thereof an amount which is the actuarial equivalent of the basic form of Accrued Retirement Benefit provided in Section 4.01 in one or more of the following methods, as elected by the Participant, payable as of the annuity starting date:

               (i) An immediate joint and survivor annuity payable throughout the lives of the Participant and some person other than the Participant's spouse provided the actuarial value of the Accrued Retirement Benefit payable to the Participant shall exceed fifty (50%) percent of the total actuarial value of the basic form of Accrued Retirement Benefit to which such Participant is entitled.

              (ii) An immediate annuity payable over a period certain not extending beyond either the life of the Participant (or joint lives of the Participant and his designated Beneficiary) or the life expectancy of the Participant (or the joint life expectancies of the Participant and his designated Beneficiary) or a combination thereof. For purposes of this Section (except for subparagraph (e) hereof), the life expectancy of a Participant and a Participant's spouse may not be redetermined. For purposes of this paragraph (3), the benefit continuing to the designated Beneficiary shall be calculated as if the Participant's spouse were the designated Beneficiary, and the amount of each payment to the designated Beneficiary shall not be greater than the amount of each payment to the Participant during his lifetime.

             (iii) A lump-sum distribution, subject to the conditions and limitations, if any, specified in the Employer's Adoption Agreement, with distribution to occur immediately if the present value of the Participant's Accrued Retirement Benefit derived from Employer and Employee contributions does not exceed $3,500 (or such other amount as may be specified by applicable laws and regulations). A distribution shall be considered immediately distributable hereunder if any part of the Participant's Accrued Retirement Benefit may be distributed prior to the later of the Participant's attainment of Normal Retirement Age or age sixty-two (62).

                    If the Participant has reached the earliest date on which he could commence receiving benefits on account of retirement or disability, regardless of the amount distributable, or if the present value of the Participant's Accrued Retirement Benefit exceeds $3,500, the Participant and his spouse (or where the Participant has died, the surviving spouse) shall be required to consent in writing to such distribution.

              (iv) A direct transfer of an Eligible Rollover Distribution to an Eligible Retirement Plan, as described in Section 13.02 of the Plan, if the Participant is otherwise eligible to receive such distribution under the terms of the Plan subject to the limitations and restrictions, if any, of this
                    Article V.

          (2) In the event the Employer's Adoption Agreement does not permit lump-sum distributions upon occurrence of any or all distributable events, then payment of benefits in one of the forms specified in (i) or (ii) above shall commence at Early Retirement Age, Normal Retirement Age, death, or disability (as specified in the Adoption Agreement) and shall be payable over a period of time specified by the Participant or the Participant's Beneficiary which is equal to or greater than five (5) years but in no event exceeding the Participant's (or his designated Beneficiary's) life expectancy.

          (3) Failure of a Participant (or Participant's spouse) to consent in writing to a distribution under this subparagraph shall be deemed an election on the part of the Participant, and spouse if applicable, to have benefit payments commence no later than a date in compliance with Section 5.01(d).

          (4) A Participant's election (or, where applicable, the election made by the Participant's surviving spouse) shall be irrevocable once benefit payments commence.

    (c)   Actuarial Equivalent Benefits: The actuarial assumptions used to
          -----------------------------
          compute actuarial equivalent benefits hereunder shall be as specified in the Adoption Agreement.

               It is specifically provided that in the event the Plan is amended to change the assumptions specified herein for determining actuarial equivalent benefits, the actuarial equivalent of a Participant's Accrued Retirement Benefit on or after the date of change shall be determined as the greater of (i) the actuarial equivalent of the Accrued Retirement Benefit as of the date of change computed on the old basis, or (ii) the actuarial equivalent of the Accrued Retirement Benefit computed on the new basis.

    (d)   Benefit Commencement Date: Unless the Participant elects
          -------------------------
          otherwise in writing, distribution of benefits shall be made or commence being made no later than the sixtieth (60th) day after the latest of the close of the Plan Year in which (i) the Participant attains age sixty-five (65) (or Normal Retirement Age, if earlier),
          (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the termination of the Participant's service with the Employer. If a Participant elects in writing, he may defer commencement of distribution of benefits until a date no later than the Participant's Required Beginning Date. Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of subparagraph (b)(1)(iii) above, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

    (e)   Minimum Distribution Requirement: The distribution of a
          --------------------------------
          Participant's Accrued Retirement Benefit shall begin no later than such Participant's Required Beginning Date. Except as otherwise provided by the qualified joint and survivor and qualified pre-retirement survivor annuity requirements of Section 5.01 and Section 5.05, survivor annuity requirements of this paragraph (e) shall take precedence over any inconsistent provisions of the Plan. Unless otherwise specified, these provisions apply to calendar years beginning after December 31, 1984.

          (1)  Annuity Requirements: Annuity payments under the Plan shall
               --------------------
               satisfy the following requirements:

               (i) The annuity distributions shall be paid in periodic payments made at intervals not longer than one year.

              (ii) The distribution period shall be over a life (or lives) or over a period certain not longer than a life expectancy (or joint life and last survivor expectancy) described in Code
                    Section 401(a)(9)(A)(ii) or Code Section 401(a)(9)(B)(iii), whichever is applicable.

             (iii) The life expectancy (or joint life and last survivor expectancy) for purposes of determining the period certain shall be determined without recalculation of life expectancy.

              (iv) Once payments have begun over a period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted.

               (v) Payments must either be non-increasing or increase only as follows:

                    (I) with any percentage increase in a specified and generally recognized cost-of-living index;

                   (II) to the extent of the reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in subparagraph (4) below dies and the payments continue otherwise in accordance with subparagraph (4) over the life of the Participant;

                  (III) to provide cash refunds of Required Employee Contributions upon the Participant's death; or

                   (IV)  because of an increase in benefits under the Plan.

              (vi) If the annuity is a life annuity (or a life annuity with a period certain not exceeding 20 years), the amount which must be distributed on or before the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 5.05(b)) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., monthly or annually.

                         If the annuity is a period certain annuity without a
                    life contingency (or is a life annuity with a period certain exceeding 20 years), periodic payments for each distribution calendar year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 5.05(b)) is the annual amount for the first distribution calendar year. The annual amount for other distribution calendar years, including the annual amount for the distribution year in which the Participant's Required Beginning Date (or the date distributions are required to begin pursuant to Section 5.05(b)) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

          (2)  Annuities Purchased After December 31, 1988: Annuities
               -------------------------------------------
               purchased after December 31, 1988 shall be subject to the following additional conditions:

               (i) Unless the Participant's spouse is the designated beneficiary, if the Participant's interest is distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the first distribution calendar year shall not exceed the applicable period determined using the table set forth in Q&A A-5 of proposed Regulation Section 1.401(a)(9)-2.

              (ii) If the Participant's interest is distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the designated Beneficiary after the Participant's death shall not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A A-6 of proposed Regulation Section 1.401(a)(9)-2.

          (3)  Payment of Additional Benefit Accruals: If the form of
               --------------------------------------
               distribution is an annuity made in accordance with this paragraph
               (e), any additional benefits accruing to the Participant after the Required Beginning Date shall be distributed as a separate identifiable component of the annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

          (4)  Annuity Period: As of the first distribution calendar year,
               --------------
               distributions, if not made in a single sum, shall be made over one of the following periods (or a combination thereof):

               (i)  the life of the Participant,

              (ii) the joint lives of the Participant and a designated Beneficiary,

             (iii) a period certain not extending beyond the life expectancy of the Participant, or

              (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and designated Beneficiary.

          (5)  Distribution to Five Percent Owner: Once distributions have
               ----------------------------------
               begun to a five percent owner (as defined in Section 14.02(c)) pursuant to this paragraph (e), they shall continue to be distributed even if the Participant ceases to be a five percent owner in a subsequent year.

          (6)  Date of Distribution: Distribution of a Participant's
               --------------------
               interest is considered to begin on the Participant's Required Beginning Date or the date distribution is required to begin to the surviving spouse, if applicable. If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

          (7)  Distribution Calendar Year: The distribution calendar year
               --------------------------
               is a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to this paragraph (e).

          (8) All distributions required under this Article V shall be determined and made in accordance with applicable laws and regulations, including Code Section 401(a)(9) and regulations thereunder and, to the extent not superseded, the minimum distribution incidental benefit requirement of Section 1.409(a)(9)-2 of the proposed regulations.

          (9)  Life Expectancy: The life expectancy (or joint and last
               ---------------
               survivor expectancy) shall be calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year. The applicable calendar year shall be the first distribution calendar year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. For purposes of this paragraph, the life expectancy of a Participant and a Participant's spouse may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with regulations. The election, once made, shall be irrevocable and shall apply to all subsequent years. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall be redetermined. Additionally, life expectancy and joint and last survivor expectancy shall be computed using the expected return multiples in Tables V and VI of Regulation
               Section 1.72-9. The life expectancy of a non-spouse beneficiary shall not be recalculated .

    (f)   Transitional Rules:
          ------------------

          (1)  Annuities Beginning Before 1989: If payments under an
               -------------------------------
               annuity which complies with paragraph (e) above began prior to January 1, 1989, the minimum distribution requirements in effect as of July 27, 1987 shall apply to such distributions from this Plan, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the Employee prior to January 1, 1989, unless additional contributions are made under the Plan by the Employer with respect to such contract.

          (2)  Grandfathered Distribution Election: Notwithstanding the
               -----------------------------------
               other requirements of this article and subject to the qualified joint and survivor annuity requirements of Section 5.01, distribution on behalf of any Employee, including a five percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

               (i) The distribution by the Trust is one which would not have disqualified the Trust under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984 .

              (ii) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

             (iii) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1,1984.

              (iv) The Employee had accrued a benefit under the Plan as of December 31, 1983.

               (v) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

               A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

               For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in (i) and (v) above.

          (3)  Revocation of Election: If an election described in
               ----------------------
               paragraph (2) above is revoked, any subsequent distribution shall satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder. If an election is revoked subsequent to the date distributions are required to begin, the trust shall distribute, by the end of the calendar year following the calendar year in which the revocation occurs, the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the regulations thereunder, but for the Section 242(b)(2) election. Beginning January 1, 1989 and all calendar years thereafter, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the TEFRA election will be considered to be a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not named in the election) under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not directly or indirectly alter the period over which distributions are to be made under the election (e.g., by altering the relevant measuring life). In the case of an amount which is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-1 of the proposed regulations shall apply.

    (g)   Incidental Benefit Rule: Distributions to a Participant and the
          -----------------------
          Participant's Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the regulations thereunder. Additionally, for calendar years beginning before 1989, distributions may also be made under an alternative method which provides that the then present value of the payments to be made over the period of the Participant's life expectancy exceeds fifty (50%) percent of the then present value of the total payments to be made to the Participant and his Beneficiaries.

     SECTION 5.02 - REHIRED RETIRED PARTICIPANT/SUSPENSION OF BENEFITS: In the
     -----------------------------------------------------------------
event the Employer's Adoption Agreement does not permit payment of retirement benefits while still employed, Normal or Early retirement benefits in pay status will be suspended for each calendar month during which a Retired Participant completes at least 83 Hours of Service with the Employer. Service for this purpose means ERISA Section 203(a)(3)(B) service. Similarly, the actuarial value of benefits which commence later than Normal Retirement Age will be computed without regard to amounts which would have been suspended under the preceding sentence as if the Employee had been receiving benefits since Normal Retirement Age.

    (a)   Resumption of Payment: If benefit payments have been suspended,
          ---------------------
          payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA Section 203(a)(3)(B) service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA Section 203(a)(3)(B) service and the resumption of payments.

    (b)   Notification: No payment shall be withheld by the Plan pursuant
          ------------
          to this Section unless the Plan notifies the Employee (by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payment) that benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provision, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations.

               In addition, the notice shall inform the Employee of the Plan's procedures for affording a review of the suspension of benefits. Requests for such reviews may be considered in accordance with the claims procedure adopted by the Plan pursuant to ERISA Section 503 and applicable regulations.

    (c)   Amount Suspended:
          ----------------

          (1)  Life Annuity: In the case of benefits payable periodically
               ------------
               on a monthly basis for as long as a life (or lives) continues, such as a straight life annuity or a qualified joint and survivor annuity, the suspended amount shall equal the portion of a monthly benefit payment derived from Employer contributions.

          (2)  Other Benefit Forms: In the case of a benefit payment in a
               -------------------
               form other than the form described in subsection (1) above, the suspended amount shall equal the Employer-derived portion of benefit payments for a calendar month in which the Employee is employed in ERISA Section 203(a)(3)(B) service, equal to the lesser of:

               (i) The amount of benefits which would have been payable to the Employee if he had been receiving monthly benefits under the Plan since actual retirement based on a single life annuity commencing at actual retirement age; or

              (ii) The actual amount paid or scheduled to be paid to the Employee for such month. Payments which are scheduled to be paid less frequently than monthly may be converted to monthly payments for purposes of the above sentence.

    (d) This section does not apply to the minimum benefit to which the Participant is entitled under the top-heavy rules of Article XIV.

     SECTION 5.03 - RECOVERY OF SEVERANCE GAINS: When a Participant severs
     ------------------------------------------
employment with the Employer prior to Normal Retirement Date, amounts in excess of those required to fund such Participant's Vested Accrued Retirement Benefit shall represent a severance gain and shall be used to offset the funding liability of the Employer. In no event shall such recoveries to the Plan be applied to increase the benefits any Employee would otherwise receive under the Plan.

    SECTION 5.04 - CASH-OUT/BUY-BACK PROVISIONS:
    -------------------------------------------

    (a)   Cash-Out of Participant's Vested Accrued Retirement Benefit: The
          -----------------------------------------------------------
          Plan Committee shall direct the Trustee to cash-out the entire vested portion of a terminated Participants' Accrued Retirement Benefit in a single-sum distribution in accordance with the limitations, if any, specified in the Adoption Agreement; provided, however, if a terminated Participant's Present Value of Vested Accrued Retirement Benefit attributable to both Employer and Required Employee Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Accrued Retirement Benefit is immediately distributable, the Participant and the Participant's spouse, if married (or where either the Participant or the spouse has died, the survivor), must consent in writing to such cash-out with such consent obtained not more than ninety (90) days before the annuity starting date as defined in Section 5.01(a)(4). Such distribution shall be made in a manner consistent with Section 5.01(a). The terminated Participant's non-Vested Accrued Retirement Benefit upon cash-out of benefits shall be treated as a Forfeiture and be used to offset the Employer Contribution for succeeding Plan Years.

               An Accrued Retirement Benefit is immediately distributable if any part of the Accrued Retirement Benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained) the later of Normal Retirement Age or age sixty-two (62).

               The Plan Committee shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Accrued Retirement Benefit is no longer immediately distributable. The notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner consistent with Section 5.01(a) and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date (as defined in Section 5.01(a)(4)).

               Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the Accrued Retirement Benefit is immediately distributable. The consent of neither the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code
          Section 415.

               In the event a terminated Participant is not vested in any portion of the Accrued Retirement Benefit, or if the vested portion of the Accrued Retirement Benefit for such Participant is $0, the Participant shall be deemed to receive a cash-out of such Accrued Retirement Benefit upon termination of employment.

    (b)   Reemployment of Former Participant: If a Former Participant is
          ----------------------------------
          reemployed before incurring five (5) consecutive one-year Breaks in Service and has received a cash-out of his Vested Accrued Retirement Benefit in accordance with this Section which is less than the value of the Participant's Accrued Retirement Benefit, such Participant shall be entitled to have his non-Vested Accrued Retirement Benefit restored (including all optional forms of benefits relating to such benefits) to the extent forfeited if he repays such cashed-out amount plus interest, compounded annually from the date of distribution to the date of repayment, to the Plan prior to the earlier of (i) five
          (5) years after the first date on which the Participant is subsequently re-employed by the Employer or (ii) the date the Participant incurs five (5) consecutive one-year Breaks in Service following the date of distribution. For purposes of this Section, interest shall equal one-hundred twenty (120%) percent of the Federal mid-term rate in effect on the first day of each Plan Year from the date of distribution to the date of repayment.

               If repayment to the Plan by the Participant is not made in accordance herewith, the Plan shall disregard the Participant's forfeited Accrued Retirement Benefit which occurred on account of the cash-out. For purposes of determining the Participant's Accrued Retirement Benefit, Years of Service performed by the Participant for which he received the distribution upon severance pursuant to subparagraph (a) above shall be disregarded. For purposes of determining a Participant's vested interest in his post-break Accrued Retirement Benefit, a Participant shall not lose credit for previously credited service unless such service is disregarded by reason of a prior Break in Service. If such Participant's pre-break Accrued Retirement Benefit is restored in accordance with this Section, then for purposes of determining a Participant's vested interest therein, all of such Participant's Years of Service shall be aggregated for purposes of determining the vested percentage in the Accrued Retirement Benefit.

               If a Participant is deemed to receive a distribution of $0 pursuant to subparagraph (a) above, and the Participant resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive one (1) year Breaks in Service, upon the re-employment of such Participant the Employer-derived Accrued Retirement Benefit shall be restored to the amount of such Accrued Retirement Benefit on the date of the deemed distribution.

    SECTION 5.05 - DISTRIBUTION OF DEATH BENEFIT:
    --------------------------------------------

    (a)   Form of Death Benefit Payment:
          -----------------------------

          (1)  Qualified Pre-retirement Survivor Annuity:
               -----------------------------------------

               Applicability: The following requirements for payment of a
               -------------
               minimum death benefit in the form of a qualified pre-retirement survivor annuity to the surviving spouse of a deceased Participant apply only to benefits in which the Participant was vested immediately prior to death. This includes benefits derived from both Employer and Required Employee Contributions, if any. These requirements are not applicable to, nor shall such qualified pre-retirement survivor annuity form of death benefit payment be based on, any additional benefits to which a Participant's Beneficiary becomes entitled by reason of death including the proceeds, if any, of any life insurance contract providing benefits hereunder to the extent the proceeds therefrom on death of the Participant exceed the present value of the Participant's Vested Accrued Retirement Benefit existing immediately prior to the Participant's death. Death benefits that exceed the minimum qualified pre-retirement survivor annuity described under this paragraph shall be distributed in accordance with Section 5.01(b).

               (i)  Death Prior to Earliest Retirement Age: Unless the
                    --------------------------------------
                    Participant makes a valid waiver election as described below, the surviving spouse of a vested Participant who dies before attaining the earliest retirement age under the Plan shall be entitled to receive a qualified pre-retirement survivor annuity which shall be an annuity for the life of the surviving spouse in an amount not less than the payment that would have been made to the surviving spouse if the Participant had (i) separated from service on the date of death (or date of separation from service, if earlier); (ii) survived until the earliest retirement age; (iii) retired with an immediate joint and fifty (50%) percent survivor annuity at the earliest retirement age; and (iv) died on the day after the earliest retirement age.

                         Unless otherwise elected by the surviving spouse, the
                    benefit payment under this Section shall be paid as a pre-retirement survivor annuity commencing at the earliest retirement age. Benefits commencing after the earliest retirement age will be the actuarial equivalent of the benefit which the surviving spouse would have been entitled to receive if benefits had commenced at the earliest retirement age under a joint and fifty (50%) percent survivor annuity.

                         For purposes of this Section 5.05, the benefit payable
                    to the surviving spouse shall be attributable to Required Employee Contributions in the same proportion as the total Accrued Retirement Benefit derived from Required Employee Contributions is to the Accrued Retirement Benefit of the Participant.

              (ii)  Death After Earliest Retirement Age: Unless the
                    -----------------------------------
                    Participant makes a valid waiver election as described below, the surviving spouse of a vested Participant who dies on or after attaining the earliest retirement age under the Plan shall be entitled to receive a qualified pre-retirement survivor annuity which shall be an annuity for the life of the surviving spouse in an amount not less than the payment that would have been made to the surviving spouse if the Participant had retired with a joint and fifty (50%) percent survivor annuity on the day before the Participant's death. The surviving spouse may elect to commence payment under such annuity within a reasonable period after the Participant's death. The actuarial value of benefits which commence later than the date on which payment would have been made to the spouse under a joint and survivor annuity shall be adjusted to reflect the delayed payment.

             (iii)  Waiver of Qualified Pre-retirement Survivor Annuity:
                    ---------------------------------------------------

                    (I) Any election to waive the qualified pre-retirement survivor annuity before the Participant's death must be made by the Participant in writing during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 5.01(a). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary or the alternative form of death benefit to be paid in lieu of the qualified pre-retirement survivor annuity. Notwithstanding the foregoing, the nonspouse Beneficiary or the alternative form of death benefit need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary or a specific form of benefit and that the spouse voluntarily elects to relinquish one or both of such rights.

                   (II) The election period to waive the qualified pre-retirement survivor annuity shall begin on the first day of the Plan Year in which the Participant attains age thirty-five (35) and end on the date of the Participant's death. In the event a vested Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

                  (III)  Waiver Prior to Age Thirty-Five:  A Participant
                         -------------------------------
                         who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the qualified pre-retirement survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election will not be valid unless the Participant receives a written explanation of the qualified pre-retirement survivor annuity in such terms as are comparable to the explanation required under Section 5.01(a). Qualified pre-retirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this article.

              (iv)  Written Explanation of Qualified Pre-retirement
                    -----------------------------------------------
                    Survivor Annuity:
                    ----------------

                    (I) With regard to the above election, the Plan Committee shall provide each Participant within the applicable period, with respect to such Participant (and consistent with regulations), a written explanation of the qualified pre-retirement survivor annuity in such terms and in such manner as would be comparable to the explanation required pursuant to Section 5.01(a). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

                         (A) The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

                         (B) A reasonable period after the individual becomes a Participant. For this purpose, in the case of an individual who becomes a Participant after age thirty-two (32), the explanation shall be provided by the end of the three (3) year period beginning with the first day of the first Plan Year for which the individual is a Participant;

                         (C) A reasonable period ending after the Plan no longer fully subsidizes the cost of the qualified pre-retirement survivor annuity with respect to the Participant;

                         (D) A reasonable period ending after Code Section 401(a)(11) first applies to the Participant; or

                         (E) A reasonable period after separation from service in the case of a Participant who separates before attaining age thirty-five (35).

                         For purposes of the preceding paragraph, a reasonable
                    period ending after the enumerated events described above is the end of the two year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be redetermined.

                         Notwithstanding provisions to the contrary herein, the
                    respective notices prescribed by this Section need not be given to a Participant if (1) the Plan fully subsidizes the costs of the qualified joint and survivor annuity or qualified pre-retirement survivor annuity, and (2) the Plan does not allow the Participant to waive the qualified joint and survivor annuity or qualified pre-retirement survivor annuity and does not allow a married Participant to designate a nonspouse beneficiary. For purposes of this Section, the Plan fully subsidizes the costs of a benefit if under the Plan no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit. Prior to the time the Plan allows the Participant to waive the qualified pre-retirement survivor annuity, the Plan may not charge the Participant for the cost of such benefit by reducing the Participant's benefits under the Plan or by any other method.

               (v) If the value of the qualified pre-retirement survivor annuity derived from Employer and Required Employee Contributions, if any, does not exceed $3,500, the Plan Committee shall direct the immediate distribution of such amount to the Participant's spouse. No distribution may be made under the preceding sentence after the annuity starting date unless the spouse consents in writing. If the value exceeds $3,500, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution. Any written consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 5.01(a). The value of the qualified pre-retirement survivor annuity shall be the Participant's Present Value of Accrued Retirement Benefit determined in accordance with the rates specified in the Adoption Agreement for determining a lump sum benefit .

              (vi)  Earliest Retirement Age: For purposes of this Section,
                    -----------------------
                    earliest retirement age means the earliest date under the Plan on which a Participant could elect to receive retirement benefits.

          (2)  Other Forms of Death Benefit:  Death benefits which become
               ----------------------------
               payable under the Plan to the Beneficiary of a deceased Participant, other than death benefits required to be paid in the form of a qualified pre-retirement survivor annuity to a surviving spouse as described in subparagraph (1) above, shall be distributed in the form specified in Section 5.01(b) as elected by the Beneficiary.

    (b)   Death Distribution Rule:
          -----------------------

          (1) If the distribution of a Participant's interest has begun in accordance with a method selected in Section 5.01 and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 5.01 as of his date of death.

          (2) If a Participant dies before the distribution of his interest under the Plan begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death unless payable in accordance with subparagraph (3) below.

          (3) The five (5) year distribution requirement of Section 5.05(b)(2) above shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion may be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than the December 31 of the calendar year immediately following the calendar year in which the Participant died (or such later date as may be prescribed by regulations).

                    The provisions of the paragraph immediately above shall not apply in the event the Participant's spouse is the designated Beneficiary. In lieu thereof, such distribution shall commence not earlier than the later of (i) December 31 of the calendar year in which the deceased Participant would have attained age seventy and one-half (70 1/2), or (ii) December 31 of the calendar year immediately following the calendar year in which the Participant died. If the surviving spouse dies before the distributions to such spouse begin, then the five (5) year distribution requirement of Section 5.05(b)(2) (but without regard to the exceptions in this subparagraph (3)) shall apply as if the spouse were the Participant.

          (4) If the Participant dies prior to making an election pursuant to subparagraph (3) above, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin in accordance with this Section 5.05(b), or (ii) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

          (5) For purposes of this subparagraph (b), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

          (6)  Life Expectancy: The provisions of Section 5.01(e)(9),
               ---------------
               concerning the determination of life expectancy, shall also apply to this Section 5.05.

          (7)  Transitional Rules: The provisions of Section 5.01(f), concerning
               ------------------
               certain exception to the annuity distribution rules, shall also apply to this Section 5.05.

     SECTION 5.06 - BENEFITS PAYABLE TO MINORS AND INCOMPETENTS: Whenever any
     ----------------------------------------------------------
person entitled to payments under the Plan is a minor or under other legal disability, the Plan Committee may direct all or any portion of such payments to be made to an existing and duly appointed guardian, conservator, or other duly appointed legal representative.

     SECTION 5.07 - NOTIFICATION OF BENEFITS PAYABLE: Each person entitled to
     -----------------------------------------------
receive current distributions hereunder shall file with the Trustee from time to time, in writing, his post office address and each change of post office address, and any check representing payment hereunder and any communication addressed to any person entitled to benefits hereunder which is delivered to his last known address filed with the Trustee (or, if no such address has been filed, then at the person's last address as indicated on the records of the Employer) shall be deemed to have been delivered to such person for all purposes of the Plan, and neither the Plan Committee nor the Trustee shall be obliged to search for or ascertain the location of any such person or be liable for delivery of benefits to such address. If, because the Participant or Beneficiary cannot be found a benefit is forfeited, such benefit will be reinstated upon a valid claim made by the Participant or Beneficiary. In the event the Plan terminates in accordance with Article IX and all assets are distributed to Participants and Beneficiaries, except those Participants and Beneficiaries who cannot be located, the Plan Administrator shall direct the Trustee to establish an account for each such Participant or Beneficiary outside of the Plan and Trust subject to the requirements of applicable laws and regulations.

     SECTION 5.08 - NON-TRANSFERABILITY OF ANNUITY CONTRACTS: The Trustee, at
     -------------------------------------------------------
the option of the Plan Committee, may hold title to any annuity contract or contracts purchased for the account of any severed Participant, retiree, or Beneficiary or may distribute any such annuity contract or contracts to such Participant, retiree, or Beneficiary. Any annuity contract distributed by the Trustee to a Participant, retiree, or Beneficiary shall bear on the face thereof the designation "Not Transferable" and such contract shall contain a provision to the effect that the contract may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the insured thereof. Nevertheless, each Participant, retiree, or Beneficiary for whose benefit an annuity contract may be purchased shall have the right to designate the person or persons who are to receive the balance of any installments certain which may remain unpaid at the time of his death. Any annuity contract distributed by the Trustee to a Participant, retiree, or Beneficiary shall contain provisions to comply with the applicable requirements of Sections 5.01 and 5.05. In the event of any conflict between the terms of this Plan and the terms of any insurance contract issued hereunder, the Plan provisions shall control. Any payments by the insurer on account of credits such as dividends, experience rating credits, or surrender or cancellation credits shall be applied, within the taxable year of the Employer in which received or within the next succeeding taxable year, toward the next premiums due before any further employer contributions are so applied.

                                   ARTICLE VI
                              PLAN ADMINISTRATION
                              -------------------

     SECTION 6.01 - POWERS AND RESPONSIBILITIES OF THE EMPLOYER:
     ----------------------------------------------------------

    (a) The Employer shall be empowered to appoint and remove members of the Plan Committee from time to time as it deems necessary for the proper administration of the Plan and for the sole and exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of this Plan, the Code, and the Act.

    (b) The Employer shall establish or shall appoint a qualified person to establish, a funding policy and method, including but not limited to determination of the short-term objectives for liquidity and long-term objectives for investment growth.

    (c) The Employer may in its discretion appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the written directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

    (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate means.

     SECTION 6.02 - ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE
     -----------------------------------------------------------
AUTHORITY/COMPENSATION OF PLAN COMMITTEE: The Employer shall appoint one or more
----------------------------------------
individuals to the Plan Committee. Any person, including but not limited to the directors, shareholders, officers, and Employees of the Employer, shall be eligible to serve on the Plan Committee. A member of the Plan Committee may resign by delivering his written resignation to the Employer, or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein. The Employer shall furnish the Trustee with proper written evidence of the names of individuals serving on the Plan Committee and of any resignations and replacements thereof.

     The Employer, upon the resignation or removal of a member of the Plan Committee, shall, within thirty (30) days after such vacancy is created, designate in writing a successor to this position. If the Employer does not appoint a replacement, causing the absence of a Plan Committee, then the Employer will function as the Plan Committee.

     The Plan Committee shall select a Chairman from among its members. A Secretary, who may or may not be a member of the Plan Committee, shall also be appointed. The Chairman shall preside at all meetings of the Plan Committee unless, in his absence, a Vice Chairman selected by the Plan Committee presides. The Secretary shall keep all minutes of Plan Committee proceedings and such records and documents as are necessary for the proper administration of the Plan.

     Plan Committee members may receive reasonable compensation for services rendered or for the reimbursement of expenses properly and actually incurred in the performance of duties with the Plan; provided, however, that no person so serving on the Plan Committee who already receives full-time pay from the Employer or an association of Employers whose Employees are Participants in the Plan, or from an Employee organization whose members are Participants in the Plan, shall receive compensation from the Plan except for reimbursement of expenses properly and actually incurred.

     Any bond which may be required by applicable laws or regulations for the performance of duties by the Plan Committee and all reasonable and necessary costs, expenses, and liabilities incurred by the Plan Committee in the supervision and administration of the Plan which are not paid by the Employer shall be a charge against the Plan Assets and shall be paid therefrom by the Trustee as directed in writing by the Plan Committee.

     SECTION 6.03 - ALLOCATION AND DELEGATION OF RESPONSIBILITIES: If more than
     ------------------------------------------------------------
one person is appointed to serve on the Plan Committee, the responsibilities of each member may be specified by the Employer and accepted in writing by each member. In the event that no such delegation is made by the Employer, the Plan Committee members may allocate the responsibilities among themselves, in which event the Plan Committee shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each member of the Plan Committee. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate member of the Plan Committee until such time as the Employer or the Plan Committee files with the Trustee a written revocation of such designation.

     SECTION 6.04 - POWERS, DUTIES, AND RESPONSIBILITIES: The primary
     ---------------------------------------------------
responsibility of the Plan Committee is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries subject to the specific terms of the Plan, including written directions to the Trustee regarding the investment, reinvestment, holding and liquidation of any and all portions of the Plan Assets. The Plan Committee shall administer the Plan in accordance with the terms hereof and shall have complete discretionary control and authority to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Plan Committee shall be conclusive and binding upon all persons. The Plan Committee may correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; provided, however, that any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a) and the Trust which is a part thereof exempt under Code Section 501(a) as amended from time to time and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Plan Committee shall have all discretionary powers necessary or appropriate to accomplish its duties under this Plan.

     The Plan Committee shall be charged with the duties of the general administration of the Plan including, but not limited to, the following:

    (a) Determining all questions relating to the eligibility of Employees to participate or remain Participants hereunder;

    (b) Computing, certifying, and directing the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

    (c) Authorizing and directing the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Plan;

    (d)   Maintaining all necessary records for the administration of the Plan;

    (e) Interpreting the provisions of the Plan and making and publishing such rules for regulation of the Plan as are consistent with the terms hereof;

    (f) Determining the size and type of any insurance or annuity contract to be purchased from any insurer, and designating the insurer from which such contract shall be purchased;

    (g) Computing and certifying to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

    (h) Consulting with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order to properly direct the Trustee regarding investment of the Plan Assets;

    (i) Assisting any Participant regarding his rights, benefits, or elections available under the Plan; and

    (j) Directing the Trustee in writing with regard to all investments of the Plan Assets including investment in qualifying employer securities as defined in Code Section 4975(e)(8) up to ten (10%) percent of the Trust's assets at date of purchase, unless invested in accordance with instructions from an Investment Manager.

     SECTION 6.05 - RECORDS AND REPORTS: The Plan Committee shall keep a record
     ----------------------------------
of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Pension Benefit Guaranty Corporation, Department of Labor, Participants, Beneficiaries, and others as required by law.

     SECTION 6.06 - APPOINTMENT OF ADVISORS: The Plan Committee, or the Trustee
     --------------------------------------
with the consent of the Plan Committee, may appoint counsel, specialists, advisers, and other persons as the Plan Committee or the Trustee deems necessary or desirable in connection with the administration of this Plan.

     SECTION 6.07 - INFORMATION FROM EMPLOYER: To enable the Plan Committee to
     ----------------------------------------
perform its functions, the Employer shall supply full and timely information to the Plan Committee on all matters relating to the Compensation of all Participants, Hours of Service, Years of Service, occurrences of retirement, death, Total and Permanent Disability, or termination of employment, and such other pertinent facts and data as the Plan Committee may require; and the Plan Committee shall advise the Trustee of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Plan Committee and Trustee may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

     SECTION 6.08 - PAYMENT OF EXPENSES: All expenses of administration may be
     ----------------------------------
paid out of the Plan Assets unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Plan Committee, including, but not limited to, fees of accountants, actuaries, counsel, and other specialists, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Plan Assets. However, the Employer may reimburse the Trust for any administration expenses incurred pursuant to the above. Any administrative expense paid to the Trust as a reimbursement shall not be considered as an Employer contribution.

     SECTION 6.09 - MAJORITY ACTIONS: Except where there has been an allocation
     -------------------------------
and delegation of administrative authority pursuant to Section 6.03, if there shall be more than one member of the Plan Committee, they shall act by a majority of their number, but may authorize one or more of them to sign all documentation on their behalf.

     SECTION 6.10 - BONDING: Every Fiduciary, except a bank or an insurance
     ----------------------
company exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year; or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connection with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in this Plan to the contrary, the cost of such bond shall be an expense of the Plan and may, at the election of the Plan Committee, be paid from the Plan Assets or by the Employer.

     SECTION 6.11 - INDEMNIFICATION: The Employer shall indemnify each member of
     ------------------------------
its Board of Directors and each member of the Plan Committee from and against any and all liabilities, costs, or expenses incurred as a result of any act or failure to act in connection with the performance of fiduciary duties or responsibilities, if any, under this Plan and applicable laws and regulations, but not for liabilities and claims arising from such Fiduciary's willful misconduct or gross negligence.

     SECTION 6.12 - INTERPRETATION: This Plan has been executed for the
     -----------------------------
exclusive benefit of the Participants and their Beneficiaries. So far as possible, this Plan shall be interpreted and administered in a manner consistent with this intent and with the intention of the Employer that this Plan shall at all times fully comply with the requirements of applicable laws and regulations. Neither the Employer nor the Plan Committee shall exercise any power or right to do or perform any act which is in conflict with or violates such laws and regulations. Any power or right granted under this Plan or retained by the Employer shall be void to the extent that its exercise or retention shall violate laws and regulations. The Employer and the Trustee shall make any and all retroactive amendments to this Plan that are required under applicable laws and regulations in order to establish and maintain this Plan and the Trust in conformity as a qualified Plan and Trust pursuant to Code Sections 401(a) and 501(a) as amended.

     SECTION 6.13 - CLAIMS PROCEDURE: Claims for benefits under the Plan may be
     -------------------------------
filed with the Plan Committee on forms supplied by the Plan Committee. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days after the application thereof is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

     SECTION 6.14 - CLAIMS REVIEW PROCEDURE: Any Employee, Former Employee, or
     --------------------------------------
Beneficiary of either who has been denied a benefit by a decision of the Plan Committee pursuant to Section 6.13 shall be entitled to file a request for a hearing with the Plan Committee. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Plan Committee no later than sixty (60) days after receipt of the written notification provided for in Section 6.13. The Plan Committee shall then conduct a hearing within the next sixty (60) days, at which time the claimant may be represented by an attorney or any other representative of his choosing and at which time the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon five (5) business days written notice to the Plan Committee) the claimant or his representative shall have an opportunity to review all documents in the possession of the Plan Committee which are pertinent to the claim at issue and its disallowance. Either the claimant or the Plan Committee may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Plan Committee within sixty (60) days of receipt of the appeal unless there has been an extension of sixty (60) days and such extension and the reason therefor is communicated by the Plan Committee in writing to the claimant. The Plan Committee's final decision shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE VII
                              RESTRICTED BENEFITS
                              -------------------

     SECTION 7.01 - RESTRICTED BENEFITS FOR PLAN YEARS BEGINNING BEFORE JANUARY
     --------------------------------------------------------------------------
1, 1992:  The following restrictions shall apply to distributions occurring in
-------
Plan Years beginning before January 1, 1992 unless the Employer elects to apply the provisions of Section 7.02 in lieu of these provisions to such distributions.

     In the event the Plan is terminated for any reason other than the failure to obtain Internal Revenue Service approval pursuant to Section 11.01, or if benefits become payable to a Participant within the first ten (10) years after the Plan's Effective Date, then notwithstanding any provision in this Plan to the contrary, during the first ten (10) years after the Effective Date hereof, the benefits provided by the Employer's contributions for the Participants each of whose anticipated annual retirement benefit at Normal Retirement Date exceeds $1,500 and who at the Effective Date of the Plan were among the twenty-five (25) highest-paid Employees of the Employer (hereinafter "Restricted Employee") will be subject to the following restrictions:

    (a) Employer contributions which may be used for the benefit of a Restricted Employee or his Beneficiary shall not exceed the greater of:

          (1)  $20,000; or

          (2) An amount equal to 20% of the first $50,000 of the Restricted Employee's annual compensation (averaged over the last five years) multiplied by the number of years from the Effective Date of the Plan to (i) the date of termination of the Plan, or (ii) the date the benefit to the Restricted Employee becomes payable; or

          (3) In the case of a Restricted Employee who is a substantial owner as defined in Section 4022(b)(5) of the Act, the dollar amount which equals the present value of the benefits guaranteed for such Employee under Section 4022 of the Act; or, if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences determined in accordance with regulations promulgated by the Pension Benefit Guaranty Corporation; or, in the case of a Restricted Employee who is not a substantial owner as defined above, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of the Act (determined on the date the Plan terminates or on the date benefits commence, whichever is earlier) determined in accordance with regulations promulgated by the Pension Benefit Guaranty

               Corporation without regard to any other limitations in Section 4022 of the Act. This subparagraph (3) shall apply to distributions other than on account of Plan termination occurring on or after January 10, 1984 and to distribution on account of termination of the Plan occurring on or after March 12, 1984.

    (b) These restrictions shall not restrict the full payment of any survivor's benefits on behalf of a Restricted Employee who dies while in the "Plan.

    (c) These restrictions shall not restrict the current payment of full retirement benefits called for by the Plan for any Restricted Employee until the Plan is in full effect provided an agreement, adequately secured, guarantees the repayment of any part of the distribution that is or may become restricted.

    (d) Notwithstanding anything to the contrary, if on the termination of the Plan within the first ten (10) years after the Effective Date Plan Assets are more than sufficient to provide Accrued Retirement Benefits as defined in Section 1.01 for Participants and their Beneficiaries including full benefits for all Participants other than such of the twenty-five (25) highest-paid Employees as are still in the service of the Employer and also including Accrued Retirement Benefits as limited by this Section for such twenty-five (25) highest paid Employees, then any excess of Plan Assets shall be used to provide Accrued Retirement Benefits for the twenty-five (25) highest paid Employees in excess of such limitations of this Section up to the benefits to which such Employees would be entitled under Section 1.01 without such limitations in accordance with applicable laws and regulations. This subparagraph (d) shall only apply if the formula for computing benefits as of the date of termination is not discriminatory. All present values and values of Plan Assets determined pursuant to this Article shall be computed using assumptions satisfying ERISA Section 4044.

    (e) In the event a lump-sum distribution is made to an Employee subject to the above restrictions in an amount in excess of that amount otherwise permitted under this Article, an agreement shall be made and entered into by and between the Employee and the Trustee, with adequate security guaranteeing repayment of any amount of the distribution that is restricted. Adequate security shall mean property having a fair market value of at least 125% of the amount which would be repayable if the Plan had terminated on the date of distribution of such lump sum. If the fair market value of the property falls below 110% of the amount which would then be repayable if the Plan were then to terminate, the distributee shall deposit additional property to bring the value of the property to 125% of such amount.

    (f) If the Plan has been amended so as to increase substantially the extent of possible discrimination as to contributions or as to benefits actually payable in event of the subsequent termination of the Plan or the subsequent discontinuance of contributions thereunder, then the provisions of this Article shall be applied to the Plan as so amended, with respect to the increased contributions or benefits resulting from such amendment, as if it were a new plan established on the date of such amendment.

    (g) In the event that Congress should provide by statute, or the Treasury Department or the Internal Revenue Service should provide by regulation or ruling, that the limitations provided for in this Article are no longer necessary in order to meet the requirements for a qualified plan under the Code, the limitations in this Article shall become void and shall no longer apply without the necessity of amendment to this Plan.

     SECTION 7.02 - RESTRICTED BENEFITS FOR PLAN YEARS BEGINNING AFTER DECEMBER
     --------------------------------------------------------------------------
31, 1991:  In the event of Plan termination, the benefit of any Highly
--------
Compensated Participant (including any Former Participant who was a Highly Compensated Participant upon severance) is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

     For Plan Years beginning on or after January 1, 1992, benefits distributed to any of the twenty-five (25) most Highly Compensated Participants are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Participant under a single life annuity that is the actuarial equivalent of the sum of the Accrued Retirement Benefit and the Participant's other benefits under the Plan.

     The preceding paragraph shall not apply if: (i) after payment of the benefit to a Participant described in the preceding paragraph, the value of Plan Assets equals or exceeds one-hundred ten (110%) percent of the value of current liabilities, as defined in Code Section 412(l)(7), or (ii) the value of the benefits for a Participant described above is less than one (1%) percent of the value of current liabilities.

     For purposes of this Section, benefit includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Participant, and any death benefits not provided for by insurance on the Participant's life.

     SECTION 7.03 - CONFORMITY WITH REGULATIONS:  To the extent any of the
     ------------------------------------------
provisions of this Article are not in conformity with regulations of the Department of Treasury that are promulgated from time to time, the nonconforming provisions shall be amended retroactively by incorporating the conforming provisions herein by reference.

                                  ARTICLE VIII
                               AMENDMENT OF PLAN
                               -----------------

     SECTION 8.01 - METHOD OF AMENDMENT:  Any Plan established under the
     ----------------------------------
auspices of the Texas Bankers Association Retirement System as herein provided may be amended by the Employer by an appropriate modification of its Adoption Agreement at any time and to any lawful extent deemed advisable provided such amendment does not increase the duties and responsibilities of the Trustee without written consent.

     The Texas Bankers Association, acting by and through the System Committee, may amend this Exhibit A to the Texas Bankers Association Retirement System Declaration of Trust at any time and to any lawful extent deemed advisable provided such amendment does not affect the rights, duties, responsibilities, or financial obligations of any Employer without its written consent. It shall be specifically provided, however, that the System Committee shall have the right to amend this Plan without consent of any Employer at any time for purposes of maintaining the qualification of the Plan and trust under the Code, and any Employer hereunder expressly grants such authority to the System Committee. A copy of any amendment made to the Plan shall be delivered to any Employer then a signatory hereto and the Trustee within a reasonable period of time following execution.

     SECTION 8.02 - RESTRICTIONS ON AMENDMENTS: No amendment by the Employer
     -----------------------------------------
shall permit Plan Assets to be used for purposes other than for the exclusive benefit of the Participants and their Beneficiaries or shall permit Plan Assets to revert to the Employer except as may be permissible in accordance with
Section 9.03. No amendment which affects the rights, duties, or responsibilities of the Trustee may be made without the Trustee's written consent.

     If the Plan's vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a top-heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect within a reasonable period after the adoption of the amendment or change, to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears.

     The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

    (1)   Sixty (60) days after the amendment is adopted;

    (2)   Sixty (60) days after the amendment becomes effective; or

    (3) Sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan Committee.

     Unless otherwise permitted by applicable law or regulation, no amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall decrease a Participant's Accrued Retirement Benefit or eliminate an optional form of distribution. Notwithstanding the preceding sentence, a Participant's Accrued Retirement Benefit may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing Accrued Retirement Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, or a death benefit (including life insurance). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or becomes effective.

                                   ARTICLE IX
                                PLAN TERMINATION
                                ----------------
                   MERGER, CONSOLIDATION, TRANSFER OF ASSETS,
                   ------------------------------------------
                               SUCCESSOR EMPLOYER
                               ------------------

     SECTION 9.01 - TERMINATION: The Employer shall have the right at any time
     --------------------------
to terminate the Plan by delivering to the Trustee and Plan Committee written notice of such termination which shall be in the form of a certified copy of a Board of Directors Resolution or such other proper documentation setting forth therein the effective date of termination and reason therefor. In the event of termination of the Plan with respect to all Participants or partial termination with respect to a group of Participants, the Accrued Retirement Benefit of each such affected Participant shall become nonforfeitable to the extent funded as of that date. Upon termination of the Plan, the Employer by written notice to the Trustee may direct either:

    (a) Continuation of the trust created hereunder and the distribution of benefits at such time and in such manner as though the Plan had not been terminated; or

    (b) Subject to Paragraphs (c), (d), and (e) of this Section, that the Plan Committee direct the Trustee to distribute the amounts allocated as provided in Section 9.02 to the Participant or Beneficiary entitled thereto, and any such distribution may be made in cash to the maintenance of another or substituted plan and trust, towards the purchase of annuities, or otherwise in accordance with the provisions of Articles IV and V. The allocation shall be on the basis of the amount required to provide any given retirement benefit on an actuarial equivalent basis, except if the method of distribution involves the purchase of an annuity, the allocation shall be on the basis of a single premium of such annuity.

    (c)   Standard Termination Procedures: To the extent this Plan is
          -------------------------------
          covered by Title IV of the Act, the following provisions shall apply:

          (1) The Plan Committee shall first notify all "affected parties" (as defined in Act Section 4001(a)(21) but excluding the Pension Benefit Guaranty Corporation (PBGC)) of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice shall be provided at least sixty (60) days (or such other period of time specified by applicable regulations) prior to the proposed termination date. As soon as practicable after the termination notice is given (or within such period of time specified by applicable regulations), the Plan Committee shall notify the PBGC of the Employer's intention to terminate the Plan by means of the following:

               (i) a certification of an enrolled actuary of the projected amount of the assets of the Plan as of the proposed date of final distribution of assets, the actuarial present value of the "benefit liabilities" (as defined in Act Section 4001(a)(16)) under the Plan as of the proposed termination date, and confirmation that the Plan is projected to be sufficient for such benefit liabilities as of the proposed date of final distribution;

              (ii) a certification by the Administrator that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

             (iii) such other information as the PBGC may prescribe by regulation.

          (2) No later than the date on which the PBGC is notified of the proposed plan termination, the Plan Committee shall provide all Participants and Beneficiaries under the Plan with an explanatory statement specifying each such person's benefit liabilities, the benefit form on the basis of which such amount is determined, and any additional information that may be required pursuant to regulations promulgated by the PBGC.

          (3) No later than the date on which the PBGC is notified of the proposed plan termination, the Plan Committee shall apply to the Internal Revenue Service for a determination of the Plan's qualified status on plan termination. Such application shall be made in accordance with applicable procedures and forms issued by the Internal Revenue Service for this purpose.

          (4) A standard termination may only take place if, at the time the final distribution of assets occurs, the Plan is sufficient to meet benefit liabilities determined as of the termination date.

    (d)   Distress Termination Procedure:  To the extent this Plan is
          ------------------------------
          covered by Title IV of the Act, the following provisions shall apply:

          (1) The Plan Committee shall first notify all affected parties, including the PBGC, of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least sixty (60) days (or such other period of time specified by applicable regulations) prior to the proposed termination date. As soon as practicable after the termination notice is given (or within such period of time specified by applicable regulations), the Plan Committee shall also provide a follow-up notice to the PBGC setting forth the following:

               (i) a certification of an enrolled actuary of the amount, as of the proposed termination date, of the current value of the assets of the Plan, the actuarial present value (as of such date) of the benefit liabilities under the Plan, whether the Plan is sufficient for benefit liabilities as of such date, the actuarial present value (as of such date) of benefits under the Plan guaranteed under Act Section 4022, and whether the Plan is sufficient for guaranteed benefits as of such date;

              (ii) in any case in which the Plan is not sufficient for benefit liabilities as of such date, the name and address of each Participant and Beneficiary under the Plan as of such date;

             (iii) a certification by the Plan Committee that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

              (iv) such other information as the PBGC may prescribe by regulation.

          (2)  A distress termination may only take place if:

               (i) the Employer is the subject of a petition seeking liquidation or reorganization in a bankruptcy or insolvency proceeding which has not been dismissed as of the termination date and, in the case of a reorganization, the bankruptcy court or other appropriate court approves the termination of the Plan;

              (ii) the bankruptcy court or other appropriate court determines that the Employer will be unable to pay its debts when due or will be unable to continue in business if the Plan is not terminated;

             (iii) the PBGC has determined that such termination is necessary to enable the Employer to pay its debts while staying in business or to avoid unreasonably burdensome pension costs caused by a decline in the Employer's work force.

    (e)   Priority and Payment of Benefits:  In the case of a distress
          --------------------------------
          termination, upon approval by the PBGC that the Plan is sufficient for benefit liabilities or for guaranteed benefits, or in the case of a standard termination if a letter of noncompliance has not been issued within the sixty (60) day period (as extended or such other period of time specified by the applicable regulations) following receipt by the PBGC of notification of the Plan's proposed termination, the Plan Committee shall allocate the assets of the Plan among Participants and Beneficiaries pursuant to Act Section 4044(a). As soon as practicable thereafter (or within such other period of time specified by applicable regulations), the assets of the trust fund shall be distributed to the Participants and Beneficiaries, in cash or through the purchase of irrevocable commitments from an insurer, in a manner consistent with Section 5.01. In the case of a distress termination in which the PBGC is unable to determine that the Plan is sufficient for guaranteed benefits, the assets of the Plan shall only be distributed in accordance with proceedings instituted by the PBGC.

    (f) No termination distribution shall be made prior to notification from the Internal Revenue Service of the effect of the Plan's termination on its qualified status. In the event the Internal Revenue Service issues an adverse determination letter imposing any tax liability on the Plan Assets, such liability shall be paid by the Employer or from the Plan Assets prior to the distribution of Plan Assets to the Plan beneficiaries entitled to an allocation as described in Section 9.02 below.

     SECTION 9.02 - ALLOCATION OF PLAN ASSETS: The Plan Committee shall cause
     ----------------------------------------
the Plan Assets to be allocated in the following manner in accordance with the Act, and the amount allocated under any of the following subparagraphs with respect to any benefit shall be properly adjusted for any allocation with respect to that benefit under a prior subparagraph:

    (a)   First: To that portion of each individual's Accrued Retirement
          -----
          Benefit which is derived from the Participant's Required Employee Contributions to the Plan, if any.

    (b)   Second: In the case of benefits payable as an annuity: (i) in
          ------
          the case of the benefit of a Participant or Beneficiary which was in pay status as of the beginning of the three-year period ending on the termination date of the Plan, to each such benefit, based on the provisions of this Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least (the lowest benefit in pay status during a three-year period shall be considered the benefit in pay status for such period); (ii) in the case of a Participant's or Beneficiary's benefit (except the benefit described in (i) immediately above) which would have been in pay status as of the beginning of such three-year period if the Participant had retired prior to the beginning of the three-year period and if his benefits had commenced (in the normal form provided herein) as of the beginning of such period, to each such benefit based on the provisions of this Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least.

    (c)   Third: (i) to all other benefits, if any, of Participants or
          -----
          Beneficiaries guaranteed under Title IV of the Act (determined without regard to the $750 limitation placed on benefits paid monthly), and
          (ii) to the additional benefits, if any, which would be determined under (i) immediately above if Section 4022(b)(6) of the Act did not apply.

    (d)   Fourth:  To all other nonforfeitable benefits under this Plan.
          ------

    (e)   Fifth: to all other benefits under this Plan.
          -----

     In the event Plan Assets are insufficient to provide in full all of the amounts to be set aside pursuant to subparagraphs (a) through (e) above, the Plan Assets shall be applied to the benefits specified in subparagraph (a) through (e), where each subparagraph will be funded in full in order of listing before funding the next listed benefit. In the event the Plan Assets are not sufficient to fully fund all benefits in any one subparagraph, then the assets will be allocated pro-rata for that subparagraph on the basis of the present value of the respective Participant's or Beneficiary's benefits described in that level.

     SECTION 9.03 - RETURN OF RESIDUAL ASSETS TO EMPLOYER: Any residual Plan
     ----------------------------------------------------
Assets may be distributed to the Employer if all liabilities of the Plan to Participants and their Beneficiaries have been satisfied and such distribution does not contravene any provision of applicable laws and regulations.

     SECTION 9.04 - MERGER, CONSOLIDATION, TRANSFER OF PLAN ASSETS: In the event
     -------------------------------------------------------------
of any merger or consolidation of the Plan with, or transfer in whole or in part of the Plan Assets and liabilities to, another Plan maintained or to be established for the benefit of all or some of the Participants of this Plan, the Plan Assets applicable to such Participants shall be transferred to the other Plan only if:

    (a) Each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated);

    (b) A resolution of the Board of Directors of the Employer under this Plan, and of any new or successor employer of the affected Participants, authorizes such transfer of assets and, in the case of the new or successor employer of the affected Participants, its resolutions include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

    (c) Such other plan and trust are qualified under Code Sections 401(a) and 501(a).

     SECTION 9.05 - SUCCESSOR EMPLOYER: In the event of the dissolution, merger,
     ---------------------------------
consolidation, or reorganization of the Employer, provisions may be made by which the Plan will be continued by the successor and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor, and the successor shall have all the powers, duties, and responsibilities of the Employer under the Plan.

                                   ARTICLE X
                             LOANS TO PARTICIPANTS
                             ---------------------

     SECTION 10.01 - LIMITATIONS: The Plan Committee in its sole discretion may
     ---------------------------
direct the Trustee to make a loan or loans to a Participant hereunder not to exceed in the aggregate the lesser of (i) $50,000, reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the twelve (12) month period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or (ii) fifty (50%) percent of the present value of the Participant's Vested Accrued Retirement Benefit. For purposes of this limit, all plans of the Employer and any Affiliated Employer shall be considered one plan. Additionally, with respect to any loan made prior to January 1, 1987, the $50,000 limit specified in (i) above shall be unreduced. In no event shall loans be permitted to an Owner-Employee or Shareholder-Employee (both as defined at Section 1.17) participating herein.

     SECTION 10.02 - UNIFORM AND NONDISCRIMINATORY APPLICATION: Loans hereunder
     ---------------------------------------------------------
shall be made available to all Participants on a uniform and nondiscriminatory basis pursuant to procedures established by the Plan Committee which may include but shall not be limited to those specific circumstances under which such loans shall be permitted. In no event shall loans hereunder be made available to Highly-compensated Participants, officers, or shareholders in an amount which, when expressed as a percentage of Participant's Vested Accrued Retirement Benefit, is greater than the amount made available to other Participants.

     SECTION 10.03 - LOAN AGREEMENT: Loans made hereunder shall be evidenced in
     ------------------------------
writing, signed by the Trustee and Participant, and approved by the Plan Committee which shall set forth all the terms of the loan agreement including but not limited to the time and method of repayment, interest to be charged on the loan, and provisions for the loan to be secured by a pledge of the Participant's interest in the Plan Assets. Any loan made to a married Participant shall require the written consent of the Participant's spouse in the same form described in Section 5.01(a) within the ninety (90) day period ending on the date the loan is made, extended, renegotiated, or renewed. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

     By accepting the loan, the Participant shall automatically assign as security for the loan all of his right, title, and interest in and to that portion of the Accrued Retirement Benefit sufficient to secure such loan. In the event the Participant defaults on the loan, the Trustee shall be authorized at the expiration of thirty (30) days from date of default, if such default has not been cured by such date, to deduct the total amount of the outstanding principal and interest on the loan from any interest in the Plan to which the Participant or Beneficiary may be entitled upon occurrence of any event described in Article IV which would otherwise entitle such Participant or Beneficiary to a distribution from the Plan including any benefit distributed in the form of a pre-retirement survivor annuity described in Section 5.01 and Section 5.05. (However, for purposes of determining the value of such survivor annuity, the security interest shall be included in the Accrued Retirement

Benefit.) If the amount of such payment, interest, or distribution is insufficient to repay the unpaid balance of the debt, the Participant shall be liable for and continue to make payments on the debt.

     A loan hereunder shall provide for level amortization with payments of principal and interest to be made not less frequently than quarterly over a period not to exceed five (5) years beginning on the date the loan is made. However, if the loan is used to acquire a dwelling unit which, within a reasonable time, is to be used as the principal residence of the Participant, such repayment may exceed (5) years and shall be governed by applicable laws and regulations. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan shall be treated as a loan under this Article. Notwithstanding the foregoing, loans made prior to January 1, 1987 which are used to acquire, construct, reconstruct, or substantially rehabilitate any dwelling unit which, within a reasonable period of time, is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his family (within the meaning of Code Section 267(c)(4)) may provide for periodic repayment over a reasonable period of time that may exceed five (5) years. Additionally, loans made prior to January 1, 1987 may provide for periodic payments which are made less frequently than quarterly and which do not necessarily result in level amortization.

     All loans to Participants granted hereunder are to be considered investments of the Plan, and interest charged thereon shall be determined by the Plan Committee; provided, however, that the interest charged may not exceed a reasonable rate.

     Each loan applicant shall receive a clear statement of charges involved in the loan transaction including the dollar amount and the annual interest rate of the finance charges.

     All loan procedures and rules established by the Plan Committee are incorporated by reference as if copied verbatim herein.

                                   ARTICLE XI
            CONTRIBUTIONS CONDITIONED ON INITIAL PLAN QUALIFICATION;
            --------------------------------------------------------
                  CONTRIBUTIONS CONDITIONED ON DEDUCTIBILITY;
                  -------------------------------------------
                     CONTRIBUTIONS MADE ON MISTAKE OF FACT
                     -------------------------------------

     SECTION 11.01 - CONTRIBUTIONS CONDITIONED ON INITIAL PLAN QUALIFICATION:
     -----------------------------------------------------------------------
This Plan is adopted by the Employer upon the condition precedent that the Plan shall be initially qualified by the Internal Revenue Service as meeting the requirements of applicable laws and regulations so that the Employer will be permitted to deduct for federal income tax purposes the amount of its contributions to the Plan, such contributions will not be taxable to the Participants as income when made, and this Plan and earnings on Plan Assets will be exempt from federal income tax. Employer contributions shall be conditioned on initial qualification of the Plan under Code Section 401(a), and in the event the Plan receives an adverse determination letter with respect to its initial qualification, then such contributions shall be returned to the Employer within one (1) year after such determination, provided application therefor was made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as may be prescribed by the Secretary of the Treasury.

     SECTION 11.02 - CONTRIBUTIONS CONDITIONED ON DEDUCTIBILITY; CONTRIBUTIONS
     -------------------------------------------------------------------------
MADE ON MISTAKE OF FACT: Employer contributions made hereunder are conditioned
-----------------------
upon deductibility of the contributions under Code Section 404. To the extent any deduction is disallowed, such non-deductible contribution shall revert to the Employer within one (1) year after the disallowance of the deduction.

     In the event a contribution by the Employer is made by a mistake of fact, such contribution may be returned to the Employer within one (1) year after the date of payment of the contribution.

                                  ARTICLE XII
         CONTROLLED GROUP/AFFILIATED SERVICE ORGANIZATIONS; ADOPTION OF
         --------------------------------------------------------------
                          PLAN BY AFFILIATED EMPLOYERS
                          ----------------------------

     SECTION 12.01 - EMPLOYEES OF A CONTROLLED GROUP OF CORPORATIONS AND
     -------------------------------------------------------------------
COMMONLY CONTROLLED BUSINESSES/SERVICE WITH PREDECESSOR EMPLOYER: For purposes
----------------------------------------------------------------
of Code Sections 401, 408(k), 410, 411, 415, and 416, all employees of all corporations which are members of a controlled group of corporations (within the meaning of Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and (e)(3)(C)) and all employees of trades or businesses (whether or not incorporated) which are under common control, and employees of any other entity required to be aggregated with the Employer pursuant to regulations issued under Code Section 414(o) shall be treated as employed by a single employer. Additionally, service with any predecessor of the Employer, whether as a sole proprietor or as an employee of such sole proprietor, shall be considered as service with the Employer in accordance with applicable laws or regulations including regulations issued pursuant to Code Section 414(o).

     SECTION 12.02 - EMPLOYEES OF AN AFFILIATED SERVICE GROUP: For purposes of
     --------------------------------------------------------
Code Sections 401(a)(3), (4), (7), and (16), 408(k), 410, 411, 415, and 416, all
employees of the members of an affiliated service group as defined in Code
Section 414(m)(2) and certain organizations performing management functions as defined by Code Section 414(m)(5) shall be treated as employed by a single employer.

     SECTION 12.03 - LEASED EMPLOYEES: For purposes of Code Sections 401(a)(3),
     --------------------------------
(4), (7), and (16), 408(k), 410, 411, 415 and 416, any person who is not an
Employee of the Employer but who is a "leased employee" within the meaning of Code Section 414(n)(2) shall be treated as an Employee of the Employer, but contributions or benefits provided by the leasing organization which are attributable to services performed by the "leased employee" for the Employer shall be treated as provided by the Employer. This Section shall not apply to any "leased employee" if such employee is covered by a plan maintained by the leasing organization which meets the safe harbor rules of Code Section 414(n)(5).

     SECTION 12.04 - ADOPTION OF PLAN BY AFFILIATED EMPLOYERS: With the consent
     --------------------------------------------------------
of the Employer, any other corporation or business affiliated with the Employer may adopt this Plan and all the provisions hereof by executing an Adoption Agreement evidencing such intent of the adopting employer subject to the following terms and conditions:

    (a)   Trustee: Each adopting employer shall be required to name the
          -------
          same Trustee.

    (b)   Commingling of Plan Assets: At the direction of the Plan
          --------------------------
          Committee, the Trustee may commingle, hold, and invest as a single trust fund all contributions made by an Employer and affiliated Employers adopting this Plan.

    (c)   Forfeiture Allocation: If specified in the Adoption Agreement,
          ---------------------
          amounts forfeited upon termination of employment of a Participant shall be used to offset the subsequent year's contribution liability of the Affiliated Employers participating in the Plan as if a single Employer.

    (d)   Transferred Employees: It is anticipated that an Employee may be
          ---------------------
          transferred between an Employer and its affiliates maintaining the Plan, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the participating Employer from whom the Employee was transferred. In the event of an Employee transfer from one participating Employer to another, the employing Employer shall immediately notify the Trustee and Plan Committee thereof. For purposes of this Section 12.04, the effective date of transfer shall be deemed to be the last day of the Plan Year in which the Employee transferred his employment.

    (e)   Participating Employers Contributions: All contributions made by
          -------------------------------------
          a participating Employer, as provided for in this Plan, shall be determined on the basis of compensation paid, and shall be paid to and held by the Trustee for the benefit of all Employees of the Affiliated Employers participating in the Plan as if a single employer.

    (f)   Amendment: Amendment of this Plan by the Employer at any time
          ---------
          when there shall be a participating Employer hereunder shall only be by the written action of each and every participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

    (g)   Discontinuance of Participation: Any participating Employer
          -------------------------------
          shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver, and assign Plan Assets allocable to the Participants of such participating Employer to such new Trustee as shall have been designated by such participating Employer in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said participating Employer until distribution pursuant to the provisions of Article V hereof. In no such event shall any part of the corpus or income of the trust as it relates to such participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such participating Employer.

     SECTION 12.05 - NO JOINT VENTURE IMPLIED: The adopting of this Plan by a
     ----------------------------------------
Participating Employer shall not create or be intended to create a joint venture or partnership relationship between it and any other party hereto. Any contributions made to the Plan by the Employer or a Participating Employer shall be paid to and held by the Trustee for the exclusive benefit of all Employees subject to all the terms and conditions of this Plan.

     SECTION 12.06 - TRANSFERS: In the event any Employee is transferred from
     -------------------------
one Participating Employer to another, the Plan Committee shall immediately notify the Trustee. The transfer of any Participant from or to a Participating Employer, whether he is a Participant of the Employer or Participating Employer, shall not affect such Participant's rights under the Plan, and the Participant's Vested Accrued Retirement Benefit as well as service with the transferor or predecessor and length of participation in the Plan shall continue to be credited to him. Under no circumstances shall there be duplication of retirement, disability, or death benefits payable under the Plan because of employment by more than one Participating Employer.

     SECTION 12.07 - EXPENSES: Any expenses of the Plan, including but not
     ------------------------
limited to Trustee's fees and fees incurred in Plan administration, shall be paid by Employers maintaining the Plan or from Plan Assets in such pro-rata amounts determined by the Plan Committee.

     SECTION 12.08 - WITHDRAWAL OF PARTICIPATING EMPLOYER: Any Participating
     ----------------------------------------------------
Employer may withdraw as a Participating Employer under the Plan by giving thirty (30) days written notice of such intention to the Plan Committee and Trustee unless such shorter notice is agreed to by such parties.

     Upon the effective date of the withdrawal of a Participating Employer, in accordance with applicable laws and regulations, an enrolled actuary shall certify the equitable share of such Participating Employer in the Plan Assets. The Trustee shall thereafter set aside Plan Assets equal in value to such Participating Employer's equitable share which shall thereafter be held as a separate trust of the withdrawn Employer and be used and applied either according to the terms of a new plan or the terms of this Plan, in which case the "Employer" shall be considered to refer only to the withdrawn Employer.

                                  ARTICLE XIII
                   RECEIPT OF PLAN ASSETS FROM OR TRANSFER OF
                   ------------------------------------------
                     ASSETS TO A QUALIFIED RETIREMENT PLAN
                     -------------------------------------

     SECTION 13.01 - TRANSFERS FROM QUALIFIED PLANS:
     ----------------------------------------------

    (a) Amounts may be transferred from other qualified plans, provided that the trust from which such funds are transferred permits the transfer to be made, and the transfer will not jeopardize the qualified status of the Plan. The amounts transferred shall be set up in a separate Rollover Account which shall be subject to the qualified joint and survivor annuity requirements of Section 5.01 herein and which shall be invested at the direction of the Plan Committee in a prudent and nondiscriminatory manner. Such account shall be fully vested at all times and shall not be subject to forfeiture for any reason.

    (b) At Normal Retirement Age, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Participant's Rollover Account shall only be used to provide benefits in addition to the benefits otherwise provided herein.

    (c) For purposes of this Section the term "amounts transferred from other qualified plans" shall mean: (i) amounts transferred to this Plan directly from another qualified plan; (ii) lump sum distributions received by an Employee from another qualified Plan which are eligible for tax free rollover treatment and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which were previously distributed to the Employee by another qualified plan plus earnings thereon (other than an H.R.10 plan or individual retirement account) as a lump sum distribution which were eligible for tax free rollover treatment and which were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof; and (iv) amounts distributed to the Employee from a conduit individual retirement account. Prior to accepting any transfer to which this Section applies the Trustee may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Trustee that the amounts to be transferred meet the requirements of this Section.

     SECTION 13.02 - TRANSFER OF ASSETS TO ANOTHER QUALIFIED PLAN: The Trustee,
     ------------------------------------------------------------
upon receiving instructions from the Plan Committee, may transfer Plan Assets to another plan or individual retirement account meeting the requirements of applicable laws and regulations relating to qualified plans and trusts, subject to the requirements of Code
Section 414(l) and regulations thereunder.

     With respect to distributions made on or after January 1, 1993:
Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     FOR PURPOSES OF THIS SECTION, THE FOLLOWING DEFINITIONS SHALL APPLY

     "ELIGIBLE ROLLOVER DISTRIBUTION" An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently that annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is requried under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

     "ELIGIBLE RETIREMENT PLAN" An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     "DISTRIBUTEE" A Distributee includes an Employee or Former Employee. In addition, the Employee's or Former Employee's surviving spouse and the Employee's or Former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

     "DIRECT ROLLOVER" A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE XIV
                              TOP-HEAVY PROVISIONS
                              --------------------

     SECTION 14.01 - APPLICATION OF ARTICLE: If the Plan is or becomes top-heavy
     --------------------------------------
for any Plan Year beginning after December 31, 1983, as determined in accordance with the provisions of this Article, Section 416 of the Code, and applicable regulations, the provisions of this Article shall apply for such Plan Year and supersede any conflicting provisions of the Plan.

     SECTION 14.02 - DEFINITIONS: For purposes of this Article, the following
     ---------------------------
definitions shall apply:

    (a)   Determination Date means the last day of the immediately
          ------------------
          preceding Plan Year except for the first Plan Year of the Plan in which case the Determination Date is the last day of the first Plan Year.

    (b)   Determination Period means the Plan Year containing the Determination
          --------------------
          Date and the four preceding Plan Years.

    (c)   Key Employee means any Employee or former Employee of the
          ------------
          Employer or Affiliated Employer (and the beneficiaries of such Employees) who at any time during the Determination Period was:

          (1) an officer of the Employer or Affiliated Employer (as defined in Code Section 416(i) and the Regulations thereunder) having annual Compensation from the Employer or Affiliated Employer for a Plan Year greater than fifty (50%) percent of the dollar limitation in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends.

                    After aggregating Affiliated Employers with the Employer
               (including leased Employees, if any, under Code Section 414(n)), the maximum number of officers required to be considered as Key Employees under this subparagraph shall be no more than three (3) if there are less than thirty Employees, no more than ten (10%) percent of the number of Employees (rounded up to the next whole integer) if there are more than thirty but less than five-hundred Employees, or no more than fifty if there are more than five-hundred Employees. The number of Employees which the Employer has for purposes of determining the maximum number of officers to be taken into account shall be based on the greatest number of Employees the Employer has during the Determination Period;

               (2) One of the ten (10) Employees who owns (or is considered as owning within the meaning of Code Section 318) during the Determination Period the largest interests in the Employer (or an Affiliated Employer) provided such Employee owns more than one-half ( 1/2%) percent ownership interest in the Employer (or in an Affiliated Employer) and has during the Plan Year of ownership annual Compensation for such Plan Year (from the Employer and all Affiliated Employers) which exceeds the dollar limitation in effect under Section 415(c)(1)(A) for the calendar year in which the Plan Year ends.

               (3) A "Five Percent Owner" of the Employer. A "Five Percent Owner" means an Employee who owns (or is considered as owning within the meaning of Code Section 318) more than five (5%) percent interest in the Employer (or in an Affiliated Employer); or

               (4) A "One Percent Owner" of the Employer. A "One Percent Owner" means an Employee who owns (or is considered as owning with the meaning of Code Section 318) more than one (1%) percent interest in the Employer (or in an Affiliated Employer) and whose annual compensation for the Plan Year from the Employer and all Affiliated Employers is more than $150,000. However, in determining whether an individual has Compensation of more than $150,000, Compensation for each employer required to be aggregated under Code Section 414(b), (c), and (m) shall be taken into account.

     For all purposes of this Article, Compensation shall mean Section 415 Compensation (including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h), and 403(b)) for the calendar year ending with or within the applicable Plan Year and shall, for Plan Years beginning prior to January 1, 1989, be limited to $200,000 in top-heavy Plan Years. Thereafter, Compensation shall be limited to $200,000 in all Plan Years (unless adjusted in such manner as permitted under Code Section 415(d)).

     The determination of a Key Employee will be made in accordance with Code
Section 416(i) and regulations thereunder.

    (d)   Non-Key Employee means any Employee, Former Employee or
          ----------------
          Beneficiary of any Employee or Former Employee who is not a Key Employee.

    (e)   Permissive Aggregation Group means a Required Aggregation Group
          ----------------------------
          of plans qualified under Code Section 401(a) ("qualified plan") plus any other qualified plan or plans of the Employer or Affiliated Employer (including simplified employee pension plans, qualified plans terminating during the Determination Period, and defined contribution plans which have or have had account balances during the Determination Period) which, when considered as a group with the Required Aggregation Group, continue to satisfy the requirements of Code
          Section 401(a)(4) and Code Section 410.

    (f)   Present Value of Accrued Retirement Benefits under this defined
          --------------------------------------------
          benefit Plan means the present value determined using the 1971 Group Annuity Mortality Table and five (5%) percent interest.

    (g)   Required Aggregation Group means all qualified plans (including
          --------------------------
          simplified employee pension plans, qualified plans terminated during the Determination Period, and defined contribution plans which have or have had account balances during the Determination Period) of the Employer or any Affiliated Employer during the Determination Period in which at least one Key Employee participates, and any other qualified plan (including simplified employee pension plans, if any) of the Employer or any Affiliated Employer which enables such Plan to meet the requirements of Code Section 401(a)(4) or Code Section 410.

    (h)   Valuation Date, for purposes of determining the Present Value of
          --------------
          Accrued Retirement Benefits under this plan, shall be the most recent Valuation Date which is within the twelve (12) month period ending on the Determination Date. For purposes of a defined contribution plan, the value of account balances shall be determined as of the Determination Date.

     SECTION 14.03 - DETERMINATION OF TOP-HEAVY STATUS:
     -------------------------------------------------

    (a) For any Plan Year beginning after December 31, 1983, the Plan is a top-heavy Plan if any of the following conditions exists:

          (1) If the top-heavy ratio determined in subparagraph (b) for the Plan exceeds sixty (60%) percent and the Plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of qualified plans;

          (2) If the Plan is a part of a Required Aggregation Group, but not part of a Permissive Aggregation Group of qualified plans, and the top-heavy ratio determined in subparagraph (b) for the Required Aggregation Group exceeds sixty (60%) percent; or

          (3) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of qualified plans and the top-heavy ratio determined in subparagraph (b) for the Permissive Aggregation Group exceeds sixty (60%) percent.

    (b)   Top-Heavy Ratio Calculation:

          (1) The top-heavy ratio with respect to the Plans taken into account under subsection (a), as applicable, is a fraction, the numerator of which is the sum of the Present Value of cumulative Accrued Retirement Benefits and the account balances of all Key Employees with respect to such qualified Plans as of the Determination Date (including any part of any accrued benefit or account balance distributed during the Determination Period) and the denominator of which is the sum of the Present Value of the cumulative Accrued Retirement Benefits and the account balances of all Employees with respect to such qualified Plans as of the Determination Date (including any part of any Accrued Retirement Benefit or account balance distributed during the Determination Period).

          (2) For purposes of subparagraph (1), the value of account balances and the Present Value of Accrued Retirement Benefits will be determined as of the most recent Valuation Date which is within a twelve-month period ending on the Determination Date, except as provided in Code Section 416 and the Treasury Regulations thereunder for the first and second Plan Years of a defined benefit plan. Solely for purposes of determining the top-heavy ratio, the Present Value of Accrued Retirement Benefits of a Participant who is a Non-Key Employee shall be determined using the single accrual method used for all plans of the Employer or, if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The foregoing shall only apply to Plan Years beginning after December 31, 1986.

                    The account balances and Accrued Retirement Benefits of a
               Participant who is not a Key Employee, but who was a Key Employee in a prior year, will be disregarded. The calculation of the top-heavy ratio and the extent to which distributions, rollovers, transfers, and contributions unpaid as of the Determination Date are taken into account will be made in accordance with Code Section 416 and the Treasury Regulations thereunder. Employee contributions described in Code Section 219(e)(2) will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          (3) With respect to Plan Years beginning after December 31, 1984, the account balances and Accrued Retirement Benefits of any Employee who has not performed services for the Employer at any time during the five (5) year period ending on the Determination Date shall not be taken into account for purposes of this subsection.

     SECTION 14.04 - MINIMUM BENEFIT ACCRUAL: For any Plan Year in which this
     ---------------------------------------
Plan is a top-heavy plan, the minimum Accrued Retirement Benefit provided solely by Employer Contributions for a Non-key Employee payable at Normal Retirement Date, expressed in terms of a straight life annuity or Actuarial Equivalent thereof, shall be equal to the greater of (i) the monthly Accrued Retirement Benefit computed under the benefit formula specified in the Adoption Agreement, or (ii) the product of one-twelfth (1/12) of the Employee's average Compensation for the period of consecutive years (not exceeding five (5) years) when the Employee had the highest aggregate Compensation from the Employer (excluding years for which the Employee was not credited with a Year of Service for Vesting purposes) and the lesser of two (2%) percent multiplied by Years of Service or twenty (20%) percent. The minimum accrual shall be determined without regard to any Social Security contribution. For purposes of this Section, Years of Service ending in Plan Years beginning prior to January 1, 1984 and Years of Service which include the close of any Plan Year for which the Plan was not top-heavy shall not be taken into account.

     Each Non-key Employee who has at least one-thousand (1,000) Hours of Service for an accrual computation period shall accrue the minimum Accrued Retirement Benefit for such accrual computation period if the Plan is determined to be top-heavy. Where the accrual computation period does not coincide with the Plan Year, the minimum benefit must be provided for both accrual periods within the top-heavy Plan Year. A Non-key Employee shall not fail to accrue a minimum benefit merely because he was not employed on a specified date. Additionally, any Non-key Employee who has been excluded from participation solely on account of the fact that his Compensation is less than that required to accrue a benefit under the Plan, any Non-key Employee who is excluded from participation in the Plan because of failure to make mandatory Employee contributions, if any, and any Non-Key Employee who would receive a lesser accrual solely because the Plan is integrated with Social Security shall accrue the minimum Accrued Retirement Benefit provided in this Section.

     In any Plan Year in which a Non-key Employee is a Participant in both this Plan and a defined contribution plan maintained by the Employer which is part of a top-heavy Required

Aggregation Group with this Plan, the minimum benefit shall be provided under this Plan unless otherwise specified in the Adoption Agreement.

     If the Employer or Affiliated Employer maintains one or more defined benefit plans covering Employees who are Participants in this Plan and such defined benefit plan does not provide that Employees who are Participants therein shall accrue the minimum benefit applicable to top-heavy defined benefit plans, the minimum benefit shall be provided in this Plan.

     SECTION 14.05 - MINIMUM VESTING SCHEDULE: For any Plan Year in which the
     ----------------------------------------
Plan is deemed to be a top-heavy plan pursuant to Section 14.03, the top-heavy vesting schedule specified in the Adoption Agreement shall apply to determine a Participant's vested interest in Accrued Retirement Benefits derived from Employer Contributions provided the Participant is credited with at least one
(1) Hour of Service during the Plan Year in which the Plan initially becomes top-heavy to the extent it provides a greater vested percentage than the non top-heavy vesting schedule. Such Participant's Vested Accrued Retirement Benefit attributable to Employer Contributions shall be determined without regard to this Section.

     Other than the exception noted in the preceding paragraph, the top-heavy vesting schedule shall apply to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Required Employee Contributions, including benefits accrued before the Plan became top-heavy.

     To the extent required to be nonforfeitable under Code Section 416(b), the minimum benefit accrual described in Section 14.04 above shall not become forfeitable by reason of Code Sections 411(a)(3)(B) or (D).

     All Years of Service required to be counted under Code Section 411(a) shall be counted for purposes of this Section, and Service which the Plan otherwise disregards under Code Section 411(a) may be disregarded for purposes of vesting under this Section.

     SECTION 14.06 - CHANGE IN TOP-HEAVY STATUS: If the Plan becomes a top-heavy
     ------------------------------------------
Plan and subsequently ceases to be such, the vesting schedule in Section 14.05 shall continue to apply in determining all Participants' Vested Accrued Retirement Benefits including those benefits of Participants who enter the Plan after it ceases to be top-heavy. However, this Section does not apply to the Accrued Retirement Benefit of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy. Such Employee's Accrued Retirement Benefit attributable to Employer contributions shall be determined without regard to this Section.

     SECTION 14.07 - ADJUSTMENT IN CODE SECTION 415 LIMITS FOR TOP-HEAVY PLAN:
     ------------------------------------------------------------------------
For any Plan Year in which the Plan is top-heavy, Section 3.03(i) shall be read by substituting the number 1.0 for the number 1.25 wherever it appears unless the top-heavy ratio is ninety (90%) percent or less and the minimum Accrued Retirement Benefit provided in Section 14.04 is increased from two (2%) percent to three (3%) percent of Compensation times the number of accrual Years of Service in which the Plan was top-heavy. For purposes of this Section, a Plan in which the top-heavy ratio is more than ninety (90%) percent shall be considered a "Super Top-Heavy Plan."

                                   ARTICLE XV
                                 MISCELLANEOUS
                                 -------------

     SECTION 15.01 - PLAN NOT A CONTRACT: This Plan shall not be deemed to
     -----------------------------------
constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

     SECTION 15.02 - SPENDTHRIFT PROVISION: Except as otherwise provided herein,
     -------------------------------------
no benefit or interest which shall be payable out of the Plan Assets, either voluntarily or involuntarily, to any person (including a Participant or Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, or any attempt to anticipate, alienate, sell, transfer, assign, pledge, or charge; and no such benefit shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to the extent as may be required by law.

     This Section shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provisions of this Plan and at the time a distribution is to be made to or for his benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid from the amount otherwise distributable to the Participant, at the direction of the Plan Committee, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Plan Committee that such indebtedness is to be deducted in whole or in part from his Vested Accrued Retirement Benefit. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Accrued Retirement Benefit, he shall be entitled to a review of the validity of the claim in accordance with the claims procedures provided herein.

     This Section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless such order is determined to be a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be treated as such by Plan Administrators under the provisions of the Retirement Equity Act of 1984 including any domestic relations order entered before January 1, 1985. The Plan Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

     In the event a Participant's benefits are garnished or attached by order of any court, the Plan Committee may bring an action for declaratory judgement in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan.

     SECTION 15.03 - INSURANCE COMPANIES: No insurance company which may issue
     -----------------------------------
an insurance contract under the Plan shall be required to take or permit any action contrary to the provisions of such insurance contract; or be bound to allow any benefit or privilege to any person interested in any insurance contract it has issued which is not provided in such insurance contract; or be deemed to be a party to the Plan for any purpose; or be responsible for the validity of the Plan; or be required to look into the terms of the Plan or question any act of the Plan Committee or the Trustee in the administration of the Plan; or be required to see that any action of the Plan Committee or the Trustee is authorized by the Plan. Any insurance company shall be fully discharged from any and all liability for any amount paid to the Trustee or in accordance with its direction, and no insurance company shall be obligated to see to the application of any monies so paid by it. Any insurance company shall be fully protected in taking or permitting any action on the faith of any instrument believed by it to be executed by the Plan Committee or by the Trustee and shall incur no liability for so doing.

     SECTION 15.04 - GOVERNING LAW: This Plan shall be construed and enforced
     -----------------------------
according to the Code, the Act, applicable regulations thereunder and the laws of the State of Texas to the extent not preempted by the Act.

     SECTION 15.05 - LEGAL ACTION: In the event any claim, suit, or proceeding
     ----------------------------
is brought regarding the Plan or related Trust to which the Trustee, Plan Committee, or System Coordinator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee, Plan Committee, or System Coordinator, they shall be entitled to be reimbursed from the Plan Assets for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them.

     SECTION 15.06 - PROHIBITION AGAINST DIVERSION OF FUNDS: Except as provided
     ------------------------------------------------------
herein, it shall be impossible by operation of the Plan or the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement, or by any other means for any part of corpus or income of the trust fund maintained pursuant to this Plan, or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries.

     SECTION 15.07 - RECEIPT AND RELEASE FOR PAYMENTS: Any payment to any
     ------------------------------------------------
Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee, Plan Committee, System Coordinator, and the Employer, any of whom may require such Participant, legal representative, Beneficiary, guardian, or committee, as a condition precedent to such payment, to execute a receipt and release in such form as shall be determined by the Trustee or Employer.

     SECTION 15.08 - ACTION BY EMPLOYER: Whenever the Employer under the terms
     ----------------------------------
of this Plan is permitted or required to do or perform any act, function, or matter, it shall be done and performed by an officer, the Board of Directors or such other appropriate person or entity, or agent thereof.

     SECTION 15.09 - HEADINGS: The headings and subheadings of this Plan have
     ------------------------
been inserted for convenience of reference and are not to be used in the interpretation or construction of the provisions hereof.

     SECTION 15.10 - UNIFORMITY: All provisions of this Plan shall be
     --------------------------
interpreted and applied in a uniform, nondiscriminatory manner.

     SECTION 15.11 - SEVERABILITY: If any provision of this Plan, which shall
     ----------------------------
include instruments incorporated herein by reference, shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     SECTION 15.12 - MULTIPLE COPIES: This Plan, which shall include instruments
     -------------------------------
incorporated herein by reference, may be executed in any number of counterparts, each of which shall be deemed the original and all of which shall constitute but one and the same document. Any xerographic, photostatic or similarly reproduced copy of this Plan shall also be deemed an original for all purposes.

     This Defined Benefit Pension Plan is published as Exhibit A to the Texas Bankers Association Retirement System Declaration of Trust effective on and after January 1, 1989.

                                     TEXAS BANKERS ASSOCIATION
                                     RETIREMENT SYSTEM

                                     By:
                                        ------------------------------
                                         Chairman, Retirement System
                                         Committee

ATTEST:

----------------------------
Secretary

                                FIRST AMENDMENT
                  TEXAS BANKERS ASSOCIATION RETIREMENT SYSTEM

     WHEREAS, the Texas Bankers Association created and established the Texas Bankers Association Retirement System by execution of a Declaration of Trust effective as of November 1, 1948 for the exclusive benefit of the employees of the Association, each banking institution which is a member of the Association which is now or may become a signatory thereto, or any affiliate of a signatory banking institution; and

     WHEREAS, effective January 1, 1989, the System Committee amended and restated the Defined Benefit Pension Plan known as Exhibit A to the Declaration of Trust, which has been approved by the Internal Revenue Service as a Volume Submitter Plan; and

     WHEREAS, the Plan reserves to the System Committee the right and power to amend the Plan at any time to any lawful extent deemed advisable, including the right to amend the Plan for purposes of satisfying the requirements for qualified plans under the Internal Revenue Code of 1986, as amended from time to time; and

     WHEREAS, the Internal Revenue Service has issued Revenue Procedure 94-13 which provides a simplified method for sponsors of qualified plans to amend their plans to comply with Internal Revenue Code Section 401(a)(17), as amended by the Omnibus Budget Reconciliation Act of 1993, by means of adopting a model amendment provided in the Revenue Procedure; and

     WHEREAS, the System Committee deems it to be in the best interest of the adopting Employers, and the participants and beneficiaries of the Plans so adopted, to adopt the model amendment provided in Revenue Procedure 94-13.

     NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended in the following particulars, but only the following particulars, to wit:

     SECTION 1.10(E) IS AMENDED BY ADDING THE FOLLOWING PARAGRAPHS TO THE END
THEREOF:

             In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year.

        If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

             For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

             If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

             Unless otherwise provided under the Plan, and only if the formula adopted by the Employer does not apply one of the fresh-start formulas under Reg. Section 1.401(a)(14)-13(c)(4), each Section 401(a)(17)
        Employee's accrued benefit under this Plan will be the greater of the accrued benefit determined for the employee under (i) or (ii) below:

                (i) the employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the Plan for the purposes of benefit accruals, or

               (ii)  the sum of:

                     (a) the employee's accrued benefit as of the last day of
                         the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, and

                     (b) the employee's accrued benefit determined under the
                         benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

             A "Section 401(a)(17) Employee" means an employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

             If this Plan satisfies the requirements of Section 1.401(a)(4)- 13(d) of the regulations for a fresh-start as of the last day of the last Plan Year beginning before January 1, 1994, then, notwithstanding any other provisions of the Plan, any Section 401(a)(17) Employee's accrued benefit, frozen in accordance with Section 1.401(a)(4)-13 of the regulations as of a fresh-start date, is adjusted to reflect increases in the employee's compensation after the fresh-start date. However, this adjustment may be made only if the adjustment will not cause the Plan to fail to satisfy the consistency requirement of Section 1.401(a)(4)- 13(c), as modified by Section 1.401(a)(17)-1(e) of the proposed regulations.

             In determining a Section 401(a)(17) Employee's accrued benefit in any Plan Year beginning on or after January 1,1994, the portion of the employee's frozen accrued benefit attributable to Plan Years beginning before January 1, 1994, will be determined in accordance with Method A for Statutory Section 401(a)(17) Employees and Method B for Section 401(a)(17) Employees other than Statutory Section 401(a)(17) Employees.

             A "Statutory Section 401(a)(17) Employee" means an employee whose current accrued benefit as of a date on or after January 1, 1994, is based on compensation for a year beginning prior to January 1, 1989, that exceeded $200,000.

             A "Section 401(a)(17) Employee" means an employee whose current accrued benefit as of a date on or after January 1, 1994, is based on compensation for a year beginning prior to January 1, 1994, that exceeded $150,000.

METHOD A (STATUTORY SECTION 401(A)(17) EMPLOYEES):

Step 1: Determine each Statutory Section 401(a)(17) Employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1989, frozen in accordance with Section 1.401(a)(4)-13 of the regulations.

Step 2: Adjust the amount in Step 1 up through the last day of the last Plan Year beginning before the first Plan Year beginning on or after January 1, 1994, under the method provided under the Plan for increasing the amount in Step 1 to take into account increases in compensation in Plan Years beginning on or after January 1, 1989. However, if the Plan does not provide for such increases, the amount in Step 2 shall be equal to the amount in Step 1.

Step 3: Determine the Statutory Section 401(a)(17) Employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations.

Step 4: Subtract the amount determined in Step 2 from the amount determined in Step 3.

Step 5: Adjust the amount in Step 4 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the Statutory Section 401(a)(17) Employee's average compensation determined for the current year (as limited by Section 401(a)(17)), using the same definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last Plan Year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994.

Step 6: Adjust the amount in Step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the Statutory Section 401(a)(17) Employee's average compensation for the current year (as limited by Section 401(a)(17)), using the same definition of compensation and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1989. The denominator of the fraction is the employee's average compensation for the last day of the last Plan Year beginning before January 1, 1989, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1989.

Step 7:   Add the amount determined in Step 5, and the greater of Steps 6 or 2.

METHOD B (SECTION 401(A)(17) EMPLOYEES OTHER THAN STATUTORY SECTION 401(A)(17) EMPLOYEES):

Step 1: Determine the accrued benefit of each Section 401(a)(17) Employee other than Statutory Section 401(a)(17) Employees as of the last day of the Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations.

Step 2: Adjust the amount in Step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the average compensation of the Section 401(a)(17) Employee who is not a Statutory Section 401(a)(17) Employee determined for the current year (as limited by Section 401(a)(17)), using the same definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last Plan Year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994

     IN WITNESS WHEREOF, the Chairman and Secretary of the Retirement System Committee of the Texas Bankers Association Retirement System have caused this Amendment to the Exhibit under the Texas Bankers Association Retirement System Declaration of Trust to be executed in six (6) original counterparts on this the
___ Day of _____________, 1994, to become effective as of January 1, 1994.

                                     TEXAS BANKERS ASSOCIATION

                                     BY:  EXECUTIVE COMMITTEE



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                                     Chairman
WITNESS:

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                                     Secretary

WITNESS:

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                                     ACCEPTED BY:
                                     FIRST INTERSTATE BANK OF TEXAS, N.A.,
                                     TRUSTEE



                                     ------------------------------
                                     Trust Officer

WITNESS:

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DA950880267
6114-26
376;03-29-95